Note: PDF provided as a courtesy

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)
Schedule 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

S&W SEED COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

November 1, 2012

Dear S&W Seed Company Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of S&W Seed Company., which will be held at the Silver Legacy Resort, 407 North Virginia Street, Reno, Nevada on Saturday, December 8, 2012 at 1:00 p.m. local time.

Details of the business to be conducted at the annual meeting are given in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

This year, we are continuing to provide paper copies of our proxy materials to our stockholders, and a set of the proxy materials, are enclosed with this letter. You may also view a copy of these materials on our website and the SEC website, and the directions for doing so are included in the Proxy Statement.

Whether or not you plan to attend the annual meeting, please vote as soon as possible. As an alternative to voting in person at the annual meeting, you may vote via the Internet, or by mailing the completed paper proxy card. Voting by either of these methods will ensure your representation at the annual meeting.

On behalf of the Board of Directors, I would like to thank you for your continued support and confidence, and we look forward to seeing you at the annual meeting.

Sincerely,

Grover T. Wickersham
Chairman of the Board

Five Points, California

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the annual meeting, you may submit your proxy and voting instructions via the Internet, or, if you receive a paper proxy card and voting instructions by mail, you may vote your shares by completing, signing and dating the proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). Please refer to the Question "How may you vote?" on page 1 of the Proxy Statement for a description of these voting methods. If your shares are held by a bank or brokerage firm (your record holder) and you have not given your record holder instructions to do so, your broker will NOT be able to vote your shares with respect to any matter other than ratification of the appointment of the auditors. We strongly encourage you to vote.

S&W SEED COMPANY
25552 South Butte Avenue
Five Points, California 93624

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 8, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 annual meeting of stockholders (the "Annual Meeting") of S&W Seed Company, a Nevada corporation (the "Company"). The meeting will be held on December 8, 2012 at 1:00 p.m. local time at the Silver Legacy Resort Hotel, 407 North Virginia Street, Reno, Nevada, for the following purposes:
1.	to elect seven directors to hold office until the 2013 annual meeting;
2.

to amend and restate our 2009 Equity Incentive Plan to increase the number of shares available for issuance thereunder from 750,000 to 1,250,000, to make other changes to ease the administration of the 2009 Plan and include other technical changes;

3.	to ratify the selection by the audit committee of the board of directors of M&K CPAS, PLLC as independent registered public accounting firm of the Company for its fiscal year ending June 30, 2013; and
4.	to conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

The record date for the Annual Meeting is October 19, 2012. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

President and Chief Executive Officer
 Five Points, California
November 1, 2012

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

The board of directors recommends that you vote FOR the proposals identified above.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on December 8, 2012

Rules adopted by the Securities and Exchange Commission (the "SEC") allow companies to send stockholders a Notice of Internet Availability of proxy materials, rather than mail them full sets of proxy materials. This year, we have continued our practice of mailing full packages of materials to our stockholders. However, in the future we may take advantage of this distribution option. We have, however, made available on our website a set of our proxy materials, including the notice of meeting, this proxy statement and the Annual Report on Form 10-K and its "wrap-around" materials, including a joint letter from our Chairman of the Board and our Chief Executive Officer. For your convenience, you can access those materials under "Annual Report and Proxy" on the Investors page of our website at www.swseedco.com but you will not be able to vote on that website. If, in the future, we choose to send such notices, they would contain instructions on how stockholders can access our official notice of annual meeting and proxy statement via the Internet.

PROXY STATEMENT
FOR THE 2012 ANNUAL MEETING
OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is this proxy statement? The Board has provided you with these proxy materials in connection with its solicitation of proxies by the Company to be voted at the Annual Meeting. Please note that throughout these proxy materials we may refer to S&W Seed Company as "the Company," "we," "us" or "our."

What is the purpose of the Annual Meeting? At the Annual Meeting, our stockholders will act upon the matters described in these Proxy Materials. These actions include the election of directors; the approval of an amendment and restatement of our 2009 Equity Incentive Plan (the "2009 Plan") to increase the number of shares available for grant and make other clarifying amendments described below and the ratification of the appointment of our independent registered public accounting firm (which we sometimes refer to as the "independent auditors"). An additional purpose of the Annual Meeting is to transact any other business that may properly come before the Annual Meeting and any and all adjournments or postponements of the Annual Meeting.

Who Can Vote? Only holders of record of the Common Stock on October 19, 2012, which we refer to as the Record Date, will be entitled to attend and vote at the Annual Meeting or any adjournment thereof. As of the Record Date, there were 7,873,000 shares of Common Stock issued, outstanding and entitled to vote. No other class of voting securities is outstanding on the date of mailing of this proxy statement. Each share of Common Stock has one vote per share.

How May You Vote? We have two kinds of stockholders - stockholders of record and beneficial stockholders. The ways in which you can vote will differ depending on whether you are a record holder or a beneficial holder.

For Stockholders of Record

If, on October 19, 2012, your shares were registered directly in your name with our transfer agent, Transfer Online, Inc., you are a stockholder of record, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the accompanying proxy card in the addressed, postage paid envelope provided, voting online on Transfer Online's website as indicated on the proxy card or voting in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card or vote online prior to the Annual Meeting to ensure that your vote is counted.

If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below.

You may attend the Annual Meeting and vote your shares in person at the Annual Meeting prior to the closing of the vote on any particular matter. You may also grant your proxy to vote through the Internet (see the instructions on the proxy card), or by returning a signed, dated and marked proxy card in the enclosed self-addressed, stamped envelope. Proxies that are sent to us and not voted in person at the Annual Meeting must be received by us at least one day prior to the Annual Meeting date, being December 7, 2012.

For Beneficial Owners

If, on October 19, 2012, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held "in street name," and these proxy materials are being forwarded to you by your broker, bank or other nominee holder (referred to herein as "broker"). It is the broker who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares, and you may attend the Annual Meeting. If your shares are held in street name, you will receive instructions from your broker that must be followed in order for the broker to vote the shares per your instructions. You must instruct your broker how to vote your shares or, on most matters, your shares will not be voted.

If you provide specific voting instructions that are received by your broker by the broker's deadline, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

If you do not otherwise instruct your broker, your broker may turn in a proxy card voting your shares "FOR" routine matters but expressly instructing that the broker is NOT voting on non-routine matters. This latter situation is referred to as a "broker non-vote." A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

If you hold your shares "in street name" it is critical that you cast your vote, if you want it to count in the election of directors (Proposal No. 1) or with respect to the decision to amend and restate our 2009 Plan (Proposal No. 2). If you hold your shares "in street name," and you do not instruct your bank, broker or other nominee how to vote, no votes will be cast on your behalf for Proposal No. 1 or Proposal No. 2. Your bank, broker or other nominee will, however, continue to have discretion to vote your uninstructed shares for the ratification of the appointment of our independent registered public accounting firm (Proposal No. 3).

Proxies that are sent to us and not voted in person at the Annual Meeting must be received by us at least one day prior to the Annual Meeting date, being December 7, 2012.

If you have voted prior to the Annual Meeting but choose to attend the meeting and change your vote, you must follow the instructions in the next question.

May you change or revoke your vote? Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

For Stockholders of Record

If you are a stockholder of record, you may change your vote by (i) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or another duly executed proxy card, in either case dated later than the prior proxy relating to the same shares, or (ii) by attending the Annual Meeting, revoking your proxy and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or the Inspector of Elections at the Annual Meeting or should be sent so as to be delivered to our principal executive offices located at 25552 South Butte Avenue, Five Points, CA 93624 (if delivering in person or by overnight mail) or if delivered by U.S. Mail to Post Office Box 235, Five Points, CA 93624, in both cases, directed to the attention of the Corporate Secretary. If mailing a notice of revocation, please provide sufficient time for the revocation to be received no later than December 7, 2012 since mail delivery on December 8, 2012 will not be picked up until after the Annual Meeting. You may also fax the notice of revocation to (559) 884-2750 until 4:00 p.m. P.S.T. on December 7, 2012 or e-mail it to secretary@swseedco.com.

For Beneficial Owners

If you are a beneficial owner of shares held in street name, you may change your vote (i) by submitting new voting instructions to your broker, trustee or other nominee, or (ii) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person. Note that the same timing restrictions explained in the paragraph above relating to stockholders of record apply to beneficial owners desiring to revoke or change your votes. Please make sure that you plan for sufficient time for your street name holder to meet the time deadlines in the prior paragraph or your original votes will stand.

May you attend the Annual Meeting and vote in person? Whether or not you have previously submitted your voting instructions by returning a dated and signed proxy card, voting online at the Transfer Online website or voting by telephone or over the Internet in accordance with your broker's procedures, you are cordially invited to attend the Annual Meeting. Attendance at the Annual Meeting does not revoke your previously submitted voting instructions. If you have previously voted but want to change your vote at the Annual Meeting, you must follow the instructions in the prior question.

How will your shares be voted if you submit a proxy and do not make specific choices? If you sign and return your proxy card but do not give any voting instructions, your shares will be voted in favor of the election of each of the director nominees listed in Proposal No. 1, in favor of the amendment and restatement of our 2009 Plan, which is Proposal No. 2 and in favor of the ratification of the appointment of our independent registered public accounting firm, which is Proposal No. 3.

What proposals will be voted on at the Annual Meeting? At the Annual Meeting, stockholders will be asked to vote on:

●	The election of the seven nominated directors to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified;
●

A proposal to approve of the amendment of the 2009 Equity Incentive Plan in order to increase the number of shares available for issuance under the 2009 Plan from 750,000 to 1,250,000, to clarify the treatment of outstanding awards in the event of certain corporate transactions or a change in control and to make certain technical changes to the 2009 Plan;

●	A request to ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2013; and
●	Any other business that may properly come before the Annual Meeting.

What is the voting requirement to approve each of the proposals, and how does the Board of Directors recommend that you vote?
●

Proposal No. 1, the election of directors: The seven nominees receiving the highest number of votes will be elected to the board of directors. You may vote either "FOR" or "WITHHOLD" your votes for each director nominee.

A properly executed proxy marked "WITHHOLD" with respect to the election of a director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum. Broker non-votes will not affect the outcome of the election of directors. The board of directors recommends that you vote your shares "FOR" each of the seven nominees listed in Proposal No. 1.

●

Proposal No. 2, approval of the amendment and restatement of the 2009 Plan: The affirmative vote of a majority of the shares present, represented and entitled to vote on the proposal is required to approve the amendment and restatement of the 2009 Plan. Abstentions and broker non-votes are not counted as votes cast and accordingly will have no effect upon the proposal. The board of directors recommends that you vote your shares "FOR" Proposal No. 2.

●

Proposal No. 3, ratification of M&K CPAS, PLLC as the Company's independent auditors for the fiscal year ending June 30, 2013: The affirmative vote of a majority of the shares present, represented and entitled to vote on the proposal is required to ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2012. Abstentions and broker non-votes are not counted as votes cast and accordingly will have no effect upon the proposal. The board of directors recommends that you vote your shares "FOR" Proposal No. 3.

What happens if additional matters are presented at the Annual Meeting? If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the proxyholders will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

What constitutes a quorum? A quorum is the presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum at the Annual Meeting (as calculated on October 19, 2012). That means that proxies for at least 3,936,501 shares of Common Stock must be present at the Annual Meeting in order to have a quorum and conduct the Annual Meeting.

Who will count the votes? A representative from Transfer Online will act as inspector of elections and will tabulate the votes. The inspector will separately tabulate "FOR" and "AGAINST" votes, abstentions and broker non-votes for each proposal.

How are abstentions and broker non votes counted? Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. Under Nevada law, abstentions from voting and broker non-votes are not counted as votes cast and accordingly will have no effect upon the results.

Is your vote confidential? Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;
●	to allow for the accurate and efficient tabulation and certification of votes; and
●	to facilitate a successful proxy solicitation.

How can you learn the results of the vote? We intend to announce preliminary voting results at the Annual Meeting and will publish final results on a Current Report on Form 8-K within four business days following the Annual Meeting.

Are any of the Company's officers and directors interested in matters to be acted upon? Our officers and directors are eligible to participate in our 2009 Equity Incentive Plan, along with other employees and consultants. But other than their eligibility to possibly receive future grants or awards under the amended and restated 2009 plan and the nominees' interest in the election of directors, our officers and directors do not have any interest in the matters to be acted upon at the Annual Meeting.

Who is soliciting votes and who will bear the cost for this proxy solicitation? We are soliciting the votes and will bear all expenses of soliciting proxies. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneficial owners. Some of our directors, officers and employees may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Although we currently do not expect to do so, we may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant.

What is "householding?" We may deliver a single proxy statement to an address shared by two or more of our stockholders. This method of delivery, known as "householding," permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders of record will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who wish to opt out of, or wish to begin, householding may contact us through one of the methods provided below.

What should you do if you receive more than one copy of proxy materials? If you received more than one copy of proxy materials, your shares are registered in more than one name or brokerage account. Please follow the voting instructions on each voting instruction card that you receive to ensure that all of your shares are voted.

How may you access S&W Seed Company's proxy materials and Annual Report on Form 10-K over the Internet? You may access this proxy statement and the Annual Report on Form 10-K for the fiscal year ended June 30, 2012 (the "2012 Annual Report") the under "Annual Report and Proxy" on the Investors page of our website at www.swseedco.com. The 2012 Annual Report is not incorporated into this proxy statement and is not considered proxy soliciting material.

How may you obtain copies of the exhibits to the 2012 Annual Report? A copy of the 2012 Annual Report is enclosed with this proxy statement, but we have not included the exhibits to the 2012 Annual Report. The 2012 Annual Report includes a list of the exhibits that were filed with it, and we will furnish without charge a copy of any such exhibit to any person who requests one. For further information, contact Matthew K. Szot, Chief Financial Officer, 25552 South Butte Avenue, P.O. Box 235, Five Points, CA 93624, telephone (559) 884-2535, e-mail mszot@swseedco.com. Our 2012 Annual Report and our other filings with the SEC, including the exhibits, are also available at no cost at the SEC's website, www.sec.gov.

May the meeting be adjourned or postponed? Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

What is the deadline for receipt of stockholder proposals for the 2013 Annual Meeting of Stockholders? To be considered for inclusion in the proxy materials for next year's annual meeting of stockholders, your proposal must be submitted in writing by July 3, 2013 to Corporate Secretary, S&W Seed Company, P.O. Box 235, Five Points, CA 93624, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (referred to in this Proxy Statement as the Exchange Act). If you wish to submit a proposal that is not to be included in next year's proxy materials, but that may be considered at the annual meeting of stockholders to be held in 2013, you must do so in writing following the above instructions not earlier than the close of business on June 1, 2013 and not later than the close of business on July 3, 2013.

What is the mailing address for S&W Seed Company's principal executive offices? Our principal executive office, and the address used for personal delivery or delivery by overnight mail or courier services, is 25552 South Butte Avenue, Five Points, CA 93624. The address used for delivery by U.S. Mail is Post Office Box 235, Five Points, CA 93624. Any written requests for additional information, copies of the proxy materials and 2012 Annual Report, notices of stockholder proposals, recommendations for candidates to the board of directors, communications to the board of directors or any other communications should be sent to this address.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of October 16, 2012, by:

●	each person we know to be the beneficial owner of 5% of more of our outstanding shares of common stock;
●	our executive officers named in the Summary Compensation Table and our current directors and director nominees; and
●	all of our executive officers and directors as a group.

Except as otherwise indicated below, the address of each beneficial owner listed in the table is c/o S&W Seed Company, 25552 South Butte Avenue, Five Points, CA 93624.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 7,873,000 shares of common stock outstanding on October 16, 2012. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of October 16, 2012 (December 15, 2012). We did not deem these exercisable shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Number of Shares Beneficially Held	Number of Shares Subject to Options or Warrants Exercisable by December 15, 2012	Total Shares Beneficially Owned
			Number	Percentage

Principal Stockholder
Yellowjacket, LP(1) 430 Cambridge Avenue, #100 Palo Alto, CA 94306	1,647,805	0	1,647,805	20.9%

Robert W. Lishman(1) 430 Cambridge Avenue, #100 Palo Alto, CA 94306	1,648,127	0	1,648,127	20.9

Sophrosyne Capital, LLC 156 East 36th Street At 2 Sniffen Court New York, NY 10016	488,548		0		488,548		6.2

Imperial Valley Seeds, Inc. 250 East 5th Street Holtville, CA 92250	400,000		0		400,000		5.1

Directors, Director Nominees and Executive Officers
Glen D. Bornt	400,000	(2)	0		400,000	(2)	5.1
Mark S. Grewal	41,500	(3)	185,330	(4)	226,830	(4)	2.8
Michael C. Culhane	0		35,000	(5)	35,000	(5)	*
Michael M. Fleming	0		35,000	(5)	35,000	(5)	*
Michael N. Nordstrom	10,800	(6)	35,000	(5)	45,800	(5)(6)	*
Charles B. Seidler	29,680		73,000	(5)(7)	102,680	(5)(7)	1.3
Matthew K. Szot	20,000	(8)	45,830	(9)	65,830	(9)	*
Grover T. Wickersham	94,963	(10)	70,660	(11)	165,623	(10)(11)	2.1
All executive officers, and directors as a group (11 persons)	596,943	(12)	506,480	(13)	1,103,423	(12)(13)	13.2

__________

(1) The General Partner of Yellowjacket, LP is Robert W. Lishman, Jr. The General Partner may be deemed to be the beneficial owner of the portfolio securities owned by Yellowjacket. Mr. Lishman disclaims beneficial ownership of all such portfolio securities except to the extent of his pecuniary interest therein. Mr. Lishman's separate holdings include the 322 shares he owns directly and not as the General Partner of Yellowjacket.
(2) Includes the 400,000 shares of common stock owned by Imperial Valley Seeds, Inc. ("IVS") as to which Mr. Bornt may be deemed to be the beneficial owner by virtue of his affiliate status at IVS. He disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in IVS.
(3) Includes 33,000 restricted shares that are subject to annual vesting over three years, commencing in May 2013.
(4) Includes (i) 2,000 shares of common stock issuable upon exercise of outstanding warrants and (ii) 185,330 shares of common stock issuable upon exercise of currently exercisable options and options that will become exercisable within 60 days of the date of this table (December 15, 2012).
(5) Includes 35,000 shares of common stock issuable upon exercise of currently exercisable options and options that will become exercisable within 60 days of the date of this table (December 15, 2012).
(6) Includes 10,800 shares of common stock held in trusts for Mr. Nordstrom's children. Mr. Nordstrom's wife is trustee of these trusts. Mr. Norstrom disclaims beneficial ownership of all of these shares.

(7) Includes (i) 38,000 shares of common stock issuable upon exercise of outstanding warrants; and (ii) 35,000 shares of common stock issuable upon exercise of currently exercisable options and options that will become exercisable within 60 days of the date of this table (December 15, 2012).
(8) Includes 20,000 restricted shares that are subject to annual vesting over three years, commencing in May 2013.
(9) Includes 45,830 shares of common stock issuable upon exercise of currently exercisable options and options that will become exercisable within 60 days of the date of this table (December 15, 2012).
(10) Includes 28,913 shares of common stock that Mr. Wickersham owns jointly with his wife as community property, 21,908 shares of common stock that he owns as his separate property and 20,000 restricted shares that are subject to annual vesting over three years, commencing in May 2013. Also includes (i) 12,097 shares of common stock owned by Mr. Wickersham's minor daughter's irrevocable trust, for which he serves as trustee; (ii) 10,173 shares of common stock owned by a corporation in which Mr. Wickersham is a director, executive officer and controlling shareholder; (iii) 21,872 shares of common stock owned by a corporation wholly-owned by Mr. Wickersham. Mr. Wickersham may be deemed to be the beneficial owner of these shares but he disclaims beneficial ownership of the securities owned by the trust and the shares owned by the corporations except to the extent of his pecuniary interest in such entities.
(11) Includes (i) 66,660 shares of common stock issuable upon exercise of currently exercisable options and options that will become exercisable within 60 days of the date of this table (December 15, 2012); and (ii) 4,000 shares issuable upon exercise of warrants owned by his minor daughter's irrevocable trust.
(12) Includes 400,000 shares of common stock owned by IVS due to the deemed beneficial ownership of a director and an executive officer.
(13) Includes (i) 462,480 shares of common stock issuable upon exercise of currently exercisable stock options and options that will become exercisable within 60 days of the date of this table (December 15, 2012); and (ii) 44,000 shares of common stock issuable upon exercise of outstanding warrants.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to provide to us copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended June 30, 2012, other than Michael N. Nordstrom, who had two delinquent Form 4s during fiscal 2012 regarding transactions in his children's trusts for which his wife serves as the trustee, our executive officers, directors and greater than ten percent stockholders complied with all Section 16(a) filing requirements applicable to these executive officers, directors and greater than ten percent stockholders.

MANAGEMENT AND
CORPORATE GOVERNANCE

Board of Directors

Our board of directors is elected by our stockholders to oversee our business and affairs. In addition, the board of directors counsels, advises and oversees management in the long-term interests of our company and our stockholders regarding a broad range of subjects including:

●	selecting and evaluating the performance of our Chief Executive Officer ("CEO") and other senior executives;
●	reviewing and approving major financial, strategic and operating decisions and other significant actions;
●	overseeing the conduct of our business and the assessment of our business risks to evaluate whether our business is being properly managed; and
●	overseeing the processes for maintaining integrity with regard to our financial statements and other public disclosures, and compliance with law and ethical standards.

Members of the board of directors monitor and evaluate our business performance through regular communication with our CEO and other members of management, and by attending board meetings and board committee meetings. Please see information about our directors provided under Proposal No. 1 - Election of Directors.

Executive Officers who are Not Directors

The following table sets forth the name and certain information as of October 19, 2012 about our executive officers who are not members of our Board of Directors.

Name	Age	Position

Matthew K. Szot	38	Senior Vice President and Chief Financial Officer
Daniel Z. Karsten	45	Executive Vice President and Chief Operating Officer
Fred Fabre	60	Vice President of Sales and Marketing
Danielson B. Gardner	46	Vice President of Breeding and Genetics

Mr. Szot was promoted to Senior Vice President in November 2011. Prior thereto, beginning in March 2010, he had served as our Vice President of Finance and Chief Financial Officer. From February 2007 until October 2011, Mr. Szot served as the Chief Financial Officer for Cardiff Partners, LLC, a strategic consulting company that provides executive financial services to various publicly traded and privately held companies. From July 2011 until October 2011, Mr. Szot also served as the Chief Financial Officer for CommerceTel Corporation. From 2003 to December 2006, Mr. Szot served as Chief Financial Officer and Secretary of Rip Curl, Inc., a market leader in wetsuit and action sports apparel products.

Mr. Szot also served as Chief Financial Officer of Trans-Pacific Aerospace Company, Inc. from June 2009 to October 2010 and as Chief Financial Officer of Management Energy, Inc. from January 2009 to September 2010. Mr. Szot has a Bachelor of Science degree in Agricultural Economics/Accountancy from the University of Illinois, Champaign-Urbana and is a Certified Public Accountant in the State of California.

From August 2008 until February 2010, Mr. Karsten served as Plant Manager for our Five Points facility, maintaining overall responsibility for our manufacturing operations. He was appointed to the position of Vice President of Operations and Chief Operating Officer in February 2010 and Executive Vice President in June 2010. From March 2005 until he joined our company in August 2008, Mr. Karsten was Production Manager and Safety Officer for Colusa County Canning, a canning and industrial bulk tomato processing company located in Williams, California.

Mr. Fabre joined our Company in October 2012 as Vice President of Sales and Marketing. Prior thereto, since 2000, when he co-founded Imperial Valley Seeds, Inc., he has served as the President of IVS and a member of its board of directors. Mr. Fabre has a B.S. degree in Earth Sciences from California State University at Chico.

Mr. Gardner joined our Company in October 2012 as Vice President of Breeding and Genetics. For 18 years prior to joining S&W, he served in various positions in breeding and internationaal sales at Dairyland Seed Co., a Dow AgroSciences subsidiary. His most recent position at Dairyland, which he held from June 2008 until his departure in October 2012, was International Distribution Manager. He also served as Alfalfa Breeder for Dairyland from March 1994 until October 2012. Mr. Gardner has a B.S. degree in Genetics from the University of California at Davis and later graduated from the UC Davis Plant Breeding Academy. He currently sits on the board of the California Seed Association.

Code of Business Conduct and Ethics

Our board of directors values effective corporate governance and adherence to high ethical standards. As such, the board has adopted a Code of Business Conduct and Ethics, which is applicable to all of our employees, officers and directors, including our senior executive and financial officers. Our Code of Business Conduct and Ethics is available on our corporate website located at www.swseedco.com/investors.

We will provide our code of ethics in print without charge to any stockholder who makes a written request to: S&W Seed Company, 25552 South Butte Avenue, Post Office Box 235, Five Points, California 93624 or by e-mail to secretary@swseedco.com. Any waivers of the application of, and any amendments to, our code of ethics must be made by our board of directors and will be disclosed promptly on our Internet website, www.swseedco.com.

Board Structure and Composition

Our board of directors is committed to having a sound governance structure that promotes the best interests of our stockholders. To that end, our board has evaluated and will actively examine emerging corporate governance trends and best practices.

The stockholders elect all of our directors annually. We believe our board structure serves the interests of our stockholders by balancing board continuity and the promotion of long-term thinking with the need for director accountability.

Currently our board of directors is fixed at seven members, with one vacancy. At this Annual Meeting, we are nominating a slate of seven directors to serve until our annual meeting to be held in 2013.

Board Independence

Our board of directors is predominantly independent. Of our six currently-sitting directors, only one is an employee. In October 2012, our board of directors undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, our board of directors affirmatively determined that four of our six directors, namely Messrs. Culhane, Fleming, Nordstrom and Seidler, representing a majority of our directors, are "independent directors" as defined under the rules of the SEC and the NASDAQ Stock Market. Mr. Nordstrom, however, is not currently eligible to sit on the Audit Committee. Following the election at the Annual Meeting, our board will still consist of a majority of independent directors. Until this year, Mr. Wickersham, our Chairman of the Board, has been a majority owner and manager of Triangle T Partners, LLC, formerly a major grower for S&W. With the sale of that ranch, the business relationship has changed. The board has asked Mr. Wickersham to confirm, if possible, that he meets NASDAQ's criteria for serving as an independent director. It is anticipated that Mr. Wickersham will do so and will join the Nominating and Governance and Compensation Committees in the near future.

Board Leadership

The board does not have a policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The board believes that it should be free to make a choice from time to time in any manner that is in the best interests of our company and our stockholders. Currently, we separate the role of Chairman and Chief Executive Officer, with Mr. Wickersham serving as the Non-Executive Chairman, and Mr. Grewal serving as Chief Executive Officer. The Board believes that this separation is presently appropriate as it allows the Chief Executive Officer to focus primarily on leading the day to day operations of the Company, while the Chairman can focus on leading the Board in its consideration of strategic issues and monitoring corporate governance and other stockholder issues.

Each of the committees of the board consist entirely of independent directors.

Our Chairman is selected by a majority of the board of directors. The Chairman may be replaced at any time by a vote of a majority of the board of directors then serving; provided, however, that the Chairman may not be removed as a director of the Company except in accordance with the Nevada Revised Statutes, our bylaws, and other applicable law.

In fiscal 2012, our independent directors designated Michael M. Fleming to serve as lead director. The lead director has specifically enumerated duties and responsibilities, which include:

●	advising and consulting with the Chairman regarding the information, agendas and schedules of Board and Board Committee meetings;
●	advising the Chairman as to the quality, quantity and timeliness of the information submitted by management to the independent directors;

●	recommending to the Board and the Board Committees the retention of advisers and consultants to report directly to the Board;
●	calling meetings of the independent directors, as appropriate, and serving as chairman of such meetings;
●	serving as principal liaison between the independent directors and the Chairman and between the independent directors and senior management;
●	ensuring that independent directors have adequate opportunities to meet and discuss issues in sessions of the independent directors without management being present;
●	communicating to management, as appropriate, the results of private discussions among independent directors;
●	chairing the meetings of the Board when the Chairman is not present; and
●	responding directly to stockholder and other stakeholder questions and comments that are directed to the lead independent director or to the independent directors as a group.

Executive Sessions of Independent Directors

In order to promote open discussion among independent directors, our board of directors has a policy of conducting executive sessions of the independent directors. The board periodically holds regular executive sessions of the independent directors. These directors may designate one of their number to preside at each session, although it need not be the same director at each session. Regardless of the fact that these executive sessions are required by NASDAQ, we believe they are important vehicles to encourage open communication. Whether a presiding director is selected for each session or not, one among the directors present is designated to communicate the results of each such meeting to the full board.

Board Meetings and Attendance

The board of directors met five times during fiscal 2012. Each member of the board of directors attended at least 75% of the meetings of the board of directors held during the period.

Committees of the Board

The board of directors has three committees: an audit committee, a compensation committee and a nominating and governance committee. With respect to the Audit Committee, the Committee delegated to its Chairman the responsibility of meeting with our auditors and chief financial officer in connection with the quarterly reviews of the financial statements and filing of our Quarterly Reports on Form 10-Q. Mr. Fleming fulfilled that responsibility on three occasions during the fiscal year, and the full committee met with our auditors in connection with the completion of the audit of our financial statements and related matters. The committee members took various actions by written consent during the fiscal year and spent many hours in informal consultation with one another, in addition to holding in person and telephonic meetings. Other than Mr. Culhane, all of the committee members attended at least 75% of the meetings of the committees on which he is a member. The following table provides membership and meeting information for fiscal 2012 for each of the committees:

Name	Audit	Compensation	Nominating and Governance Committee

Michael C. Culhane	X	X	Chair
Michael M. Fleming	Chair	X	X
Michael N. Nordstrom	X(1)	Chair	X
Charles B. Seidler	X	X	X
Total meetings in fiscal 2012	5	4	2

_______

(1) Mr. Nordstrom served on the Audit Committee through April 30, 2012, at which time he received a small payment from us for outside services he provided. Such payment made him ineligible to serve on the Audit Committee thereafter. Following his departure, our Audit Committee continued to consist of three directors, all of whom are independent under the NASDAQ and SEC rules.

Audit Committee

The audit committee of the board of directors was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, to oversee our corporate accounting and financial reporting processes and audits of its financial statements. We are required to have an audit committee in order to maintain our listing on the NASDAQ Capital Market. Our board of directors has determined that each of the members of our audit committee satisfies the requirements for audit committee independence and financial literacy under the current rules and regulations of the SEC and the NASDAQ Stock Market. The board of directors has also determined that Mr. Fleming is an "audit committee financial expert" as defined in SEC rules and satisfies the financial sophistication requirements of NASDAQ. This designation does not impose on Mr. Fleming any duties, obligations or liabilities that are greater than is generally imposed on him as a member of our audit committee and our board of directors.

The audit committee is responsible for, among other things:

●	selecting, hiring and terminating our independent auditors;
●	evaluating the qualifications, independence and performance of our independent auditors;
●	approving the audit and non-audit services to be performed by the independent auditors;
●	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
●	with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations;
●

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and annual and quarterly reports on Forms 10-K and 10-Q; and

●

providing to the board of directors information and materials to make the board of directors aware of significant financial and audit-related matters that require the attention of the board of directors.

The audit committee acts under a written charter adopted and approved by our board of directors. A copy of the charter of our audit committee is available on the Investors page on our website located at www.swseedco.com.

The Audit Committee Report is included in this proxy statement on page 42.

Compensation Committee

Our board of directors has determined that each member of our compensation committee meets the requirements for independence under the current NASDAQ rules, the non-employee director definition of Rule 16b-3 promulgated under the Exchange Act and the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code. The compensation committee is responsible for, among other things:

●

overseeing our compensation policies, plans and benefit programs and making recommendations to the board of directors with respect to improvements or changes to the compensation plans and adoption of other plans;

●

reviewing and approving with respect to our chief executive officer and other executive officers: annual base salaries, annual incentive bonuses, including the specific goals and amounts, equity compensation, employment agreements, severance arrangements and change of control agreements/provisions, signing bonuses or payments of relocation costs and any other benefits, compensation or arrangements;

●	evaluating and approving the corporate goals and objectives relevant to the compensation of our chief executive officer; and
●	administering our equity compensation plans.

The compensation committee acts under a written charter adopted and approved by our board of directors. A copy of the charter of our compensation committee is available on the Investors page on our website located at www.swseedco.com.

Nominating and Governance Committee

Our board of directors has determined that each member of our nominating and governance committee meets the requirements for independence under the current rules of the SEC and NASDAQ.

The goal of the nominating and governance committee is to ensure that the members of our board of directors have a variety of perspectives and skills derived from high-quality business and professional experience. The nominating and governance committee seeks to achieve a balance of knowledge, experience and capability on our board of directors. To this end, the committee seeks nominees with high professional and personal integrity, an understanding of our business lines and industry, diversity of business experience and expertise, broad-based business acumen and the ability to think strategically. Although neither we nor our nominating and governance committee has a formal policy about diversity in the nominee selection process, our nominating and governance committee charter states that the committee's goal is to develop a diverse and experienced board. In the context of the existing composition and needs of the board and its committees, the nominating and governance committee considers various factors, including, but not limited to, independence, age, diversity (which, in this context, means race, ethnicity and gender), integrity, skills, financial and other expertise, breadth of experience and knowledge about our business or industry. Although the nominating and governance committee uses these and other criteria to evaluate potential nominees, we have not established any particular minimum criteria for nominees. After its evaluation of potential nominees, the committee submits nominees to the board of directors for approval. When appropriate, the nominating and governance committee may in the future retain executive recruitment firms to assist in identifying suitable candidates but has not done so in connection with this first Annual Meeting.

The nominating and governance committee is responsible for, among other things:

●	assisting our board of directors in identifying prospective director nominees and recommending to our board of directors the director nominees for each annual meeting of stockholders;
●	evaluating the performance of current members of our board of directors;
●	ensuring that our board of directors is properly constituted to meet its fiduciary obligations to us and our stockholders and that we follow appropriate governance standards;
●	developing principles of corporate governance and recommending them to our board of directors;
●	overseeing compliance by our board of directors and its committees with applicable laws and regulations, including those promulgated by the rules of the SEC and the NASDAQ Stock Market; and
●	overseeing the evaluation of our board of directors and management.

The nominating and governance committee acts under a written charter adopted and approved by our board of directors. A copy of the charter of our nominating and governance committee is available on the Investors page on our website located at www.swseedco.com.

Board Attendance at Annual Stockholder Meetings

Although we have no formal policy, our board expects our directors to attend our annual meetings of our stockholders. All six of the then-current Board members attended our 2011 annual meeting of stockholders.

Board Risk Oversight

Our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. With the oversight of our full board of directors, our senior management are responsible for the day-to-day management of the material risks S&W faces. In its oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Annually, our board of directors will hold strategic planning sessions with senior management to discuss strategies, key challenges, risks and opportunities for S&W. This involvement of the board of directors in setting our business strategy is a key part of its oversight of risk management, its assessment of management's appetite for risk and its determination of what constitutes an appropriate level of risk for S&W. Additionally, our board of directors regularly receives updates from senior management and outside advisors regarding certain risks we face, including various operating risks. Our senior management attends meetings of our board of directors and its committees and as is otherwise needed, and are available to address any questions or concerns raised by the board on risk management and any other matters.

Each of our board committees oversees certain aspects of risk management. Our audit committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of our risk-related internal controls, internal investigations, and enterprise risks, generally. Our nominating and governance committee oversees our corporate governance guidelines and governance- related risks, including such issues as board independence, as well as senior management and director succession planning. Our compensation committee oversees risks related to compensation policies and practices, and is responsible for establishing and maintaining compensation policies and programs designed to create incentives consistent with the Company's business strategy that do not encourage excessive risk-taking. The board committees will report their findings to the full board of directors at each regularly scheduled meeting and as is otherwise needed.

In connection with its oversight of compensation-related risks, our compensation committee will review an assessment by management of our company's compensation programs and practices for our employees, including our executive and non-executive programs and practices. In that review, the compensation committee will evaluate whether our policies and programs encourage unnecessary or excessive risk taking and controls, and how such policies and programs are structured with respect to risks and rewards, as well as controls designed to mitigate any risks.

Additional review or reporting on enterprise risks will be conducted as needed or as requested by the board of directors or a committee thereof.

Communications with the Board

Stockholders and interested parties who wish to contact our board of directors, our Chairman, any other individual director, or the non-management or independent directors as a group, are welcome to do so in writing, addressed to such person(s) in care of our Corporate Secretary. E-mail correspondence of this nature should be sent to secretary@swseedco.com, and other written correspondence should be addressed to S&W Seed Company, 25552 South Butte Avenue, Five Points, CA 93624, Attention: Secretary.

Our Corporate Secretary has undertaken to forward all written stockholder correspondence to the appropriate director(s), except for spam, junk mail, mass mailings, customer complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Secretary will determine, in her discretion, whether any response is necessary and may forward certain correspondence, such as customer-related inquiries, elsewhere within our company for review and possible response. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to the audit committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to the nominating and governance committee. Comments or questions regarding executive compensation will be referred to the compensation committee.

DIRECTOR COMPENSATION

Overview

Our director compensation programs are designed to provide an appropriate incentive to attract and retain qualified non-employee board members. The Compensation Committee is responsible for reviewing the equity and cash compensation for directors on an annual basis and making recommendations to the Board, in the event it determines changes are needed. To date, the Compensation Committee has not worked with an independent compensation consultant to review non-employee director compensation. The Compensation Committee could retain such independent advice in the future but at this early stage of being a smaller reporting company, the Compensation Committee has not seen the need to seek such third party advice.

Director Summary Compensation Table

The following table summarizes the fiscal 2012 compensation earned by each member of the Board other than Mr. Grewal, whose compensation is described under "Executive Compensation" beginning on page 19.

	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	Option Awards ($)(2)	Total ($)

Michael C. Culhane	$13,750	-	$6,152	$19,902
Michael M. Fleming	24,750	-	6,152	30,902
Michael N. Nordstrom	18,000	-	6,152	24,152
Charles B. Seidler	18,750	-	6,152	24,902
Grover T. Wickersham	95,250(3)	120,000	40,155	255,405

____________

(1) See the table under the caption "Annual Retainer and Per Meeting Fees for Non-Employee Directors" for an explanation and breakdown of the cash fees.
(2) The amounts shown for stock awards and option awards represent the aggregate grant date fair value of such awards granted to the directors as computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718, Compensation-Stock Compensation. For each award, the grant date fair value is calculated using the closing price of our common stock on the grant date and, in the case of the restricted stock award, assuming 100% probability of achievement of conditions for full vesting as of the grant date. These amounts do not correspond to the actual value that may be realized by the directors upon vesting or exercise of such awards. For information on the assumptions used to calculate the value of the awards, refer to Note 11 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012.
(3) This amount represents a stipend of $78,000 paid to Mr. Wickersham for his role as Non-Executive Chairman of the Board in addition to the per meeting fees described below.

Annual Retainer and Per Meeting Fees for Non-Employee Directors

Directors who are also our employees do not receive any additional compensation for their service on the board. Non-employee directors are paid an annual cash retainer of $6,000. The Chairman of the Audit Committee is paid an additional $6,000 per year cash retainer for his service in that capacity.

The Chairman of the Board is paid an additional annual stipend of $78,000, payable monthly, for services he renders.

In addition to the annual retainer, non-employee directors receive:

●	$1,500 for each in-person board meeting attended;
●	$750 for each telephonic board meeting attended; and
●	$500 for each committee meeting attended, whether in person or telephonically.

We reimburse non-employee directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings and for other company-related out-of-pocket expenses they may incur from time to time.

The following table summarizes the cash compensation earned in fiscal 2012 by our directors for service on the board. As noted above, Mr. Grewal, our Chief Executive Officer and President, also sits on our board but receives no additional compensation in that capacity. Mr. Bornt did not join our board until October 2012.

Director Name	Annual Retainer	Board Meetings(1)	Committee Meetings	Other Compensation	Total

Michael C. Culhane	$6,000	$6,750	$1,000	-	$13,750
Michael M. Fleming	6,000	11,250	1,500	$6,000(2)	24,750
Michael N. Nordstrom	6,000	10,500	1,500	-	18,000
Charles B. Seidler	6,000	11,250	1,500	-	18,750
Grover T. Wickersham	6,000	11,250	-	78,000(3)	95,250

________

(1) Totals for fees for attendance at board meetings include $1,500 paid to each of the above-named directors for one meeting held in fiscal 2012 but not paid until fiscal 2013.
(2) Mr. Fleming is paid an additional $6,000 to serve as the Chairman of the Audit Committee.
(3) Mr. Wickersham is paid an additional $6,500 per month stipend for his services as Chairman of the Board.

EXECUTIVE COMPENSATION

Compensation Philosophy and Processes

We seek to provide a level of compensation for our executive officers that is competitive with companies similar in both size and industry. Our goals are to attract, retain, and reward executive officers who contribute to our success, to align executive officer compensation with our performance and to motivate executive officers to achieve our business objectives. We compensate our senior management through a mix of base salary, bonus and equity compensation.

Our compensation committee determines and recommends to our board of directors the compensation of our executive officers. The compensation committee also administers our 2009 Equity Incentive Plan. The compensation committee reviews base salary levels for executive officers of our company and recommends raises and bonuses based upon the company's achievements, individual performance and competitive and market conditions. The compensation committee may delegate certain of its responsibilities, as it deems appropriate, to compensation subcommittees or to our officers, but it has not elected to do so thus far.

Executive Officer Compensation

The following Summary Compensation Table sets forth certain information regarding the compensation earned during fiscal 2012 by our Chief Executive Officer and the only other executive officer whose total compensation for fiscal 2012 exceeded $100,000. We call these individuals our "Named Executive Officers."

Summary Compensation Table
	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compen- sation ($)	Total ($)

Mark S. Grewal President and Chief Executive Officer	2012 2011	$225,000 161,500	- $25,000	$198,000 -	$60,232 114,904	$12,000 (2)	$495,232 301,404

Matthew K. Szot Senior Vice President and Chief Financial Officer	2012	106,250	-	120,000	40,155	-	266,405

__________

(1) The amounts shown for stock awards and option awards represent the aggregate grant date fair value of such awards granted to the Named Executive Officers as computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718, Compensation-Stock Compensation. For each award, the grant date fair value is calculated using the closing price of our common stock on the grant date and, in the case of the restricted stock awards, assuming 100% probability of achievement of conditions for full vesting as of the grant date. These amounts do not correspond to the actual value that may be realized by the Named Executive Officers upon vesting or exercise of such awards. For information on the assumptions used to calculate the value of the awards, refer to Note 11 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012.
(2) Amount represents the monthly car allowance received by Mr. Grewal.

Outstanding Equity Awards at Fiscal Year End 2012

The following table sets forth information regarding each unexercised option award held by our Named Executive Officers as of June 30, 2012.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)(1)	Market Value of Shares or Units of Stock that have not Vested ($)(1)
	Exercisable	Unexercisable

Mark S. Grewal	74,997	25,003(2)	$4.00	March 9, 2015
	56,250	18,750(2)	4.00	June 14, 2015
	28,125	46,875(3)	4.20	October 24, 2016
					33,000	$174,570

Matthew K. Szot	18,747	6,253(2)	4.00	March 9, 2015
	18,750	31,250(3)	4.20	October 24, 2016
					20,000	105,800

__________

(1) Restricted stock awards, which were made on May 7, 2012, are not subject to performance targets but vest with the passage of time in three annual installments beginning on May 7, 2013. The market value of the restricted shares is based on a closing price of $5.29, which was the closing price on June 29, 2012, the last trading day of fiscal 2012.
(2) Options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on July 1, 2011 and will continue through April 1, 2013.
(3) Options vest in eight quarterly installments on the first day of the fiscal quarter. Vesting commenced on January 1, 2012 and will continue through October 1, 2013.

Employment Agreements

Mr. Grewal

Effective October 1, 2010, Mr. Grewal became a full-time employee of our company. Prior to October 1, 2010, he worked part-time for the company, devoting a minimum of 80 hours per month to carrying out his duties as our President and Chief Executive Officer. We entered into an employment agreement with Mr. Grewal, effective January 1, 2011 Under the terms of the Employment Agreement, the Company has agreed to pay Mr. Grewal an annual salary of $225,000 (the "Base Salary") and $1,000 per month to cover an automobile allowance, plus reimbursement for gasoline and oil. Mr. Grewal will also be entitled to receive periodic bonuses from time to time in the discretion of the Compensation Committee of the Board of Directors (the "Committee"), and he will entitled to participate in the Company's equity incentive plans that are in effect from time to time.

The Base Salary will be subject to review by the Committee not less frequently than annually, and adjustments to the Base Salary may be made in the discretion of the Committee. The Base Salary may not be reduced other than (i) pursuant to a reduction that also is applied to substantially all other executive officers of the Company in a substantially similar manner and proportion or (ii) to give effect to the

Committee's policy, if any and as published in documents filed with the Securities and Exchange Commission, for aligning Mr. Grewal's compensation with the compensation of chief executive officers of the Company's peer group.

In the event Mr. Grewal's employment is terminated without "cause," he will be entitled to receive a cash severance of three months of his Base Salary in effect immediately before the Date of Termination if it occurs during the first year of the employment term and six months of Base Salary, if terminated thereafter. In addition, if such termination without cause occurs prior to the third anniversary of the effective date of the Employment Agreement (i.e., January 1, 2014), any unvested options granted pursuant to an equity incentive plan will be accelerated and become fully-vested and non-forfeitable. If Mr. Grewal is terminated for cause, all vesting of outstanding options or other equity awards will terminate and he will not be entitled to additional cash payments.

No later than 90 days before the end of the term of the Employment Agreement, the Company and Mr. Grewal will discuss whether and under what circumstances the Employment Agreement will be renewed.

Mr. Szot

After having Mr. Szot provide services to us on a part-time basis beginning March 2010, in October 2011, we hired Mr. Szot as our full-time Senior Vice President of Finance and Chief Financial Officer and entered into a two year employment agreement, effective November 1, 2011 (the "Szot Employment Agreement"). Under the terms of the Szot Employment Agreement, we have agreed to initially pay Mr. Szot an annual salary of $170,000 (the "Base Salary"), which will be subject to review by the Committee not less frequently than annually, and adjustments to the Base Salary may be made in the discretion of the Committee. Mr. Szot will also be entitled to bonus compensation to reflect his and our achievements and efforts from time to time, as determined by the Committee. Mr. Szot also remains eligible to participate in our incentive stock plan and other equity incentive plans that may be adopted from time to time

The Szot Employment Agreement further provides certain termination arrangements, including: (i) in the event of a termination without cause (as defined in the agreement), Mr. Szot will receive six months of his then-current Base Salary as severance and all outstanding equity awards fully vest; (ii) in the event of a change of control (as defined in the agreement) in which Mr. Szot is not retained in a comparable position, he will receive 12 months of Base Salary and his equity grants and awards will fully vest and be non-forfeitable; (iii) in the event of termination for cause, all vesting will immediately terminate, and only the earned and unpaid Base Salary will be paid; and (iv) in the event of other termination events, including death or disability, all payments will terminate immediately, other than payments earned and unpaid, and equity awards will be treated in the manner provided in the applicable plan and award agreement.

No later than 120 days before the end of the term of the Employment Agreement, we and Mr. Szot will discuss whether and under what circumstances the Szot Employment Agreement will be renewed.

2009 Equity Incentive Plan

Our 2009 Equity Incentive Plan (the "2009 Plan") authorizes the grant and issuance of options and other equity compensation, including stock appreciation rights, restricted stock awards, restricted stock units, performance awards and other stock-based compensation to employees, officers, directors and consultants. A total of 750,000 shares of common stock are currently reserved for issuance under the 2009

Plan, although at this Annual Meeting, the Board is asking the stockholders to approve an increase in the 2009 Plan to 1,250,000 in order to have additional shares available for future grants. See "Proposal No. 2 - Amendment to and Restatement of 2009 Equity Incentive Plan" for a description of the 2009 Plan.

As of June 30, 2012, we have 677,000 options and 73,000 shares of restricted stock granted under the 2009 Plan, and therefore all 750,000 shares available under the 2009 Plan, as originally adopted, have been granted.

There have been no exercises of outstanding options by the Named Executive Officers.

PROPOSAL 1
ELECTION OF DIRECTORS

General

The business and affairs of our company are managed under the direction of the board of directors, as provided by Nevada law and our Bylaws. The board of directors establishes corporate policies and strategies and supervises the implementation and execution of those policies and strategies by our officers and employees. The directors are kept informed of our company operations at meetings of the Board, through reports and analyses prepared by, and discussions with, company management.

Our Articles of Incorporation provide that the number of members of the board of directors may be set by the board resolution. The board has currently set the size of the board of directors at seven members. That number may be changed by further resolution of the board or by an amendment to the Bylaws approved by the stockholders or the board. A board consisting of seven directors is to be elected at the Annual Meeting.

The board proposes that the seven director-nominees named in the following summary be elected as our directors, each to hold office until the 2013 Annual Meeting of Stockholders and until his successor is elected and qualified. If a quorum is present, the seven nominees receiving the greatest number of votes cast at the meeting or its adjournment will be elected. Withheld votes will not be deemed votes cast in determining which nominees receive the greatest number of votes cast and will therefore have no effect on the election.

Although Nevada corporate law does not require cumulative voting in the election of directors, and neither our Articles of Incorporation nor Bylaws provide for cumulative voting, California law could impose cumulative voting on the election of our directors. In the event any record stockholder attends the Annual Meeting and requests cumulative voting, all the votes present in person or by proxy in the election of directors will be entitled to cumulate votes. If that were to occur, each stockholder will be entitled to that number of votes equal to the number of shares owned multiplied by seven (the number of directors being elected). The stockholders will then be able to allocate that total number of votes among one or more nominees in the stockholder's sole discretion. If cumulative voting in the election of directors is requested at the Annual Meeting, which we currently do not have reason to expect, the holders of all proxies received prior to the commencement of voting will be cumulated as determined in the sole discretion of the proxy holders, Messrs. Grewal and Szot.

Nominees for Director

Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's seven nominees. Each of the following seven directors has been nominated for election at the Annual Meeting: Glen D. Bornt, Michael C. Culhane, Michael M. Fleming, Mark S. Grewal, Michael N. Nordstrom, Charles B. Seidler and Grover T. Wickersham (each, a "Nominee," and collectively, the "Nominees"). Other than Mr. Bornt, all of the Nominees presently serve on our Board of Directors.

Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to, or for good cause will not, serve as a director, and each nominee has confirmed that he will serve on the Board if elected.

Information Regarding Nominees

A brief summary of each nominee's principal occupation and other information follows. None of the directors, nominee for director or executive officers were selected pursuant to any arrangement or understanding. There are no family relationships among our directors, director nominees or executive officers.

Grover T. Wickersham (Age 63)
Non-executive Chairman of the Board, S&W Seed Company

Mr. Wickersham was elected our Chairman of the Board in October 2009. Mr. Wickersham is a private investor. For more than five years, Mr. Wickersham also has been retained as a consultant to Glenbrook Capital Management, a firm that serves as the general partner of a limited partnership that invests in public and private companies. Since its formation in May 2009, Mr. Wickersham has served as the Chairman of the Board of Triangle T Partners, LLC ("TTP"), a private entity that farms Central Valley farmland. In June 2010, he assumed the title of Chief Financial Officer of TTP. Until TTP dissolved its wholly-owned subsidiary in December 2010, Mr. Wickersham also served as Chairman of the Board and Chief Financial Officer of Triangle T Ranch, Inc. In addition, he serves as the Chairman of the Board of Trustees of Purisima Funds, Woodside, California. Mr. Wickersham holds an A.B. from the University of California at Berkeley, an M.B.A. from Harvard Business School and a J.D. from University of California, Hastings College of the Law. The Nominating and Governance Committee and the Board of Directors believe that Mr. Wickersham should be re-elected to the Board because of his experience and knowledge of corporate finance and strategic planning, his experience and knowledge of operational matters gained as a past and present director of other public and private companies, and his knowledge of our company, its markets and operations developed over his tenure as a director of S&W.

Mark S. Grewal (Age 56)
President and Chief Executive Officer, S&W Seed Company

Mr. Grewal was appointed our President, Chief Executive Officer and a director in October 2009. Beginning in February 2009 until October 2009, he provided advisory services to S&W Seed Company, our predecessor general partnership (the "Partnership"). He became our full-time employee in October 2010. Since October 2009, he also has held the title of President and manager of our subsidiary, Seed Holding, LLC. Mr. Grewal served as the Chief Executive Officer, President and Farm Manager of Chowchilla, California-based Triangle T Partners, LLC ("TTP") from August 2009 through October 2010 and held the same positions with Triangle T Ranch, Inc. ("TTR"), the parent of TTP during the same period. At TTP and TTR, Mr. Grewal was responsible for all operations involved in farming a 13,000 acre diversified farming operation. From January 2006 until he joined TTR, Mr. Grewal was the principal of Grewal Consulting, in Lemoore, California, where he addressed water, land, drainage and fertilizing, herbicide and insecticide management issues. From February 2005 to December 2006, Mr. Grewal served as the Chief Operations Officer of SK Foods, in Lemoore, California, a leading grower and processor of vegetable products for remanufacturers, retail and foodservice markets ("SK Foods"). His responsibilities included being in charge of procuring raw products to ensure proper plant production, with the goal of maximizing cost benefits. Prior thereto, Mr. Grewal served in various executive management and operational roles for over 26 years with JG Boswell, Co., in Corcoran, California, a very large grower of agricultural crops. From 1999 to February 2005, Mr. Grewal served as the Vice President of Ranching and a member of the Board of Director of JG Boswell, Co. At both SK Foods and JG Boswell, he managed over 300 employees. Mr. Grewal is Chairman of the 2009 Plant Science Advisory Council of California State University and a member of the Leadership Committee of California State University, Fresno. Mr. Grewal earned a B.S. in Agronomy from California State University, Fresno, and an M.A. in Leadership from Saint Mary's College, Moraga, California. The Nominating and Governance Committee and the Board of Directors believe that Mr. Grewal should be re- elected to the Board because his many years of experience working in various positions at major agricultural firms in the Central Valley contribute to both his invaluable insights and strategic thinking relevant to our business, as well as his numerous contacts in the farming community, all of which are of great benefit to our board and our company.

Glen D. Bornt (Age 54)
President, Imperial Valley Milling Co.

Mr. Bornt is being nominated to begin service as a member of our board following the Annual Meeting. Since 1987, he has been the President of Imperial Valley Milling Co., where he serves as chief executive officer and on-site manager. Concurrently, since September 2007, he also has served as Vice President of Imperial Valley Seeds, Inc. Mr. Bornt earned a BS degree in Agriculture Management from California Polytechnic State University, San Luis Obispo. The Nominating and Governance Committee and the Board of Directors believe that Mr. Bornt should be elected by the stockholders because his 25 years of experience in the agriculture seed industry specializing in alfalfa seed will bring invaluable expertise to our boardroom as we continue to expand our seed business geographically and with new varieties.

Michael C. Culhane (Age 44)
Founder and Executive Chairman, Pepper Home Loans Group

Mr. Culhane was elected to our board in December 2009. In 2001, he founded Pepper Home Loans Pty Ltd., a privately-held financial services company specializing in the provision of financial services products, North Sydney, Australia, where, since January 2011, he has served as Executive Chairman. In that capacity, he is responsible for profitability, strategy, mergers and acquisitions and international expansion. In 2002, he founded Oakwood Global Finance LLP, London, England, a financial services company specializing in valuing, trading and managing investments in financial assets that are exposed to real estate and consumer risk. He served as the managing partner of Oakwood since inception and held the position of chief executive officer from 2003 until he left Oakwood in November 2010. Mr. Culhane has extensive board experience, currently sitting on the board of six non-U.S. companies and one U.S. company, none of which is publicly traded in the U.S. He holds a BSc (Econ) from the London School of Economics. The Nominating and Governance Committee and the Board of Directors believe that Mr. Culhane should be re-elected to the Board because of his extensive experience in large financing transactions and in management of financial industry companies, which has resulted in Mr. Culhane bringing to our Board and Audit Committee the sophisticated level of financial and management expertise and experience that will aid in many areas of the Company's operations and oversight.

Michael M. Fleming (Age 63)
Shareholder, Lane Powell PC

Mr. Fleming was elected to our board in October 2009. Mr. Fleming has been an attorney with Lane Powell PC in Seattle, Washington, specializing in real estate, dispute resolution, securities and environmental matters, since February 2000. He has also been the president and owner of Kidcentre, Inc., a company in the business of providing child care services in Seattle, since July 1988. Since April 1985, he has also been the president and owner of Fleming Investment Co., an investment company. Since 1997, he has served as a director (including serving as interim chairman of the board from June 2008 to June 2009) of Jones Soda Co., a developer, marketer, producer and distributor of premium beverages, located in Seattle. Mr. Fleming holds a Bachelor of Arts degree from University of Washington and a law degree from the University of California, Hastings College of the Law. The Nominating and Governance Committee and the Board of Directors believe that Mr. Fleming should be re-elected to the Board because of his experience as president and owner of other businesses, his service on other boards and his legal background, all of which contribute legal and business expertise.

Michael N. Nordstrom (Age 55)
Owner, Law Offices of Michael N. Nordstrom

Mr. Nordstrom was elected to our board in October 2009. Since 1982, he has been a practicing lawyer, currently with his office in Hanford, California, where he specializes in water and agricultural law. Since April 1999, Mr. Nordstrom has also owned and operated Nordstrom Realty, which specializes in agricultural real estate. Mr. Nordstrom earned a B.S. in Agricultural Management from California Polytechnic State University in San Luis Obispo, California, and his J.D. from Santa Clara University School of Law. Mr. Nordstrom has decades of experience advising Central California clients on water rights and property issues. He also has extensive relationships in the farming community where our seed production is centered, having farmed in the San Joaquin Valley for over 20 years. Because of his extensive experience in agriculture and water-related legal and regulatory issues, as well as his extensive contacts in the Central Valley, Mr. Nordstrom brings combined expertise and value to our board that is not widely available elsewhere. Accordingly, the Nominating and Governance Committee and the Board of Directors believe that Mr. Nordstrom should be re-elected to the Board.

Charles B. Seidler (Age 35)
Executive Director, Nomura Securities

Mr. Seidler was elected to our board in June 2010. Mr. Seidler joined Nomura Securities as an executive director and senior member of a proprietary trading group in New York, New York in June 2010. Prior thereto, from January 2007 through June 2010, Mr. Seidler held various senior positions at Deutsche Bank AG in Tokyo, Japan, including Head of JPY/UST International Sales (from March 2009 until his departure in June 2010), JPY Flow Trader (from September 2008 to March 2009) and Rates Proprietary Trader from January 2007 to September 2008. Between March 2003 and January 2007, Mr. Seidler was Co-Portfolio Manager of Caxton Associates, L.L.C., the macro hedge fund, New York, New York, where he focused on macro and relative value trading with a particular focus on the Japanese markets. He currently and during the last five years has served on numerous corporate boards of directors, however, none of them are companies with a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended. Mr. Seidler has a Masters of Arts Degree from Colgate University. Because of Mr. Seidler's extensive experience in the corporate boardroom and his financial expertise, he brings to our board a level of professionalism and perspective that we believe is invaluable.

Accordingly, the Nominating and Governance Committee and the Board of Directors believe that Mr. Seidler should be re-elected to the Board.

Required Vote

The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted shall be elected as directors, whether or not such affirmative votes constitute a majority of the shares voted. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Nevada law.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE.

PROPOSAL NO. 2
APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2009 EQUITY INCENTIVE PLAN

The Board of Directors is requesting that stockholders vote in favor of amending and restating the 2009 Equity Incentive Plan (the "2009 Plan"). As originally adopted by the stockholders in 2009, the 2009 Plan provides for the grant of (i) stock options (both nonqualified and incentive stock options), (ii) stock appreciation rights or SARs, (iii) restricted stock, (iv) restricted stock units or RSUs, (v) performance awards, and (vi) other share-based awards. Up to 750,000 shares of our common stock are issuable under the 2009 Plan. As of October 19, 2012, all 750,000 shares eligible for grants under the 2009 Plan have been awarded, leaving no shares available for future grants. If this proposal is approved, 500,000 additional shares will be added to the authorized grant amount to increase the 2009 Plan total to 1,250,000 shares. In addition to increasing the number of shares available under the 2009, we are amending and restating in order to clarify how outstanding awards would be treated in the event of certain corporate transactions or a change in control as well as to add provisions that will ease administration and make certain technical adjustments.

The 2009 Plan is the sole plan for providing equity incentive compensation to eligible employees, non-employee directors and consultants. The Board believes that our 2009 Plan is in the best interest of stockholders and our company, as equity awards granted under the plan help to attract, motivate and retain talented employees and non-employee directors, align employee and stockholder interests, link employee compensation with company performance and maintain a culture based on employee stock ownership.

Historical Grant Information

No awards have been granted or promised with respect to the additional 500,000 shares requested, although it is expected that during fiscal 2013, the Compensation Committee, in consultation with management when deemed appropriate, will consider making new grants to our executive officers, employees, directors and consultants. Awards under our Plan are made at the discretion of the Plan Administrator, which currently is the Compensation Committee, and are therefore not determinable at this time.

Of the options that have been granted under the existing 2009 Plan, 260,000 have been granted to directors, 365,000 have been granted to executive officers, 40,000 have been granted to other key employees and 12,000 have been granted to consultants. The 73,000 restricted stock awards were granted in fiscal 2012 to our Chairman of the Board, Chief Executive Officer and Chief Financial Officer. See the Outstanding Equity Awards at Fiscal Year End 2012 table for a summary of the awards that have been granted to our Named Executive Officers.

Purpose and Background of Amendments

Each year, the Compensation Committee of our Board of Directors and our management team review our overall compensation strategy and determine the allocations of cash and equity compensation. We continue to believe that equity compensation is an important component to motivate key employees and effectively aligns employee compensation with stockholder interests. The 2009 Plan is the sole available plan for granting equity compensation to our employees. If this Proposal No. 2 is not approved, and we are unable to grant equity compensation in the future, we may need to consider other compensation alternatives, such as increasing cash compensation.

The amendment and restatement will accomplish four types of changes to our existing plan: (i) increase the number of shares available under the 2009 Plan from 750,000 to 1,250,000; (ii) provide specifically for the treatment of outstanding awards in the event of certain corporate transactions or a change in control; and (iii) make other changes that provide increased flexibility of administration or make certain technical changes that we feel are appropriate.

The purpose of the share increase amendment is to provide us with a sufficient reserve of common stock to offer appropriate incentives to our executive officers, employees, directors and consultants. We actively compete for highly qualified people to work on our team, and our equity program is a key component of our strategy to attract and retain key individuals. In addition, we recently completed our first acquisition, and as we continue to pursue our acquisition strategy, we expect that we will be adding additional employees. We believe that the share requirements of our equity program need to grow with our company.

We also have included in the restatement of the 2009 provisions to expressly clarify how outstanding awards would be treated in the event of certain corporate transactions or a change of control. Please see "Corporate Transactions; Change of Control" below for a discussion of the new provisions. We do not have any current plans, nor do we currently anticipate any such transaction triggering these provisions. However, we believe it would be in the best interest of an orderly transaction, if one were to occur, to have specifically clarified in advance how outstanding awards would be handled.

Finally, the restatement includes various technical changes in the administration of the 2009 Plan, including fixing annual limitations on performance-based awards and incentive stock options and other changes to provide more flexibility, remove ambiguities and fix inconsistencies.

Description of the 2009 Equity Incentive Plan, as Amended

The material terms and provisions of the 2009 Plan, as amended, are summarized below. This summary, however, does not purport to be a complete description of the 2009 Plan. The following summary of the 2009 Plan is qualified in its entirety by reference to the complete text of the 2009 Employee Plan, a copy of which is included as an appendix to this Proxy Statement. Any stockholder that wishes to obtain a paper copy of the plan document may do so by written request to: Corporate Secretary, S&W Seed Company, P.O. Box 235, Five Points, CA 93624.

As further described in this Proposal No. 2, the 2009 Plan has been amended to provide for:

●	an increase in the share reserve for a total of 1,250,000 aggregate shares;
●	clarification of the treatment of awards upon a change of control or other corporate event; see "Corporate Transactions; Change of Control;" and
●

certain clarifying amendments to ease administration, eliminate potential ambiguities and put in place certain technical changes, including revised annual limitations for Internal Revenue Code Section 162(m) purposes.

General

The 2009 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock units, stock appreciation rights, and other forms of equity compensation (collectively referred to in this Proxy Statement as equity awards). The 2009 Plan also provides the ability to grant performance equity awards and performance cash awards (together referred to in this Proxy Statement as performance awards), which enable our compensation committee to use performance criteria in establishing specific targets to be attained as a condition to the vesting of awards.

Incentive stock options granted under the 2009 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code (referred to in this Proxy Statement as the Code). Nonstatutory stock options granted under the 2009 Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of equity awards.

Purpose

The 2009 Plan provides eligible employees, executive officers, directors and consultants with the opportunity to benefit from increases in the value of our common stock as an incentive to such individuals to exert maximum efforts toward our success, thereby aligning their interests with the interests of our stockholders.

Administration

The 2009 Plan as amended provides that our Board of Directors has the authority to construe and interpret the 2009 Plan, to determine the persons to whom and the dates on which equity awards will be granted, the number of shares of common stock to be subject to each equity award, the time or times during the term of each equity award within which all or a portion of the award may be exercised, the exercise, purchase, or strike price of each equity award, the type of consideration permitted to exercise or purchase each equity award and other terms of the equity awards.

Our Board of Directors has the authority to delegate some or all of the administration of the 2009 Plan to a committee or committees composed of members of our Board. A committee may consist solely of two or more "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act or solely of two or more "outside directors" within the meaning of Section 162(m) of the Code. The 2009 Plan also permits delegation of administration of the plan to one or more executive officers with respect to grants to employees of S&W and our Subsidiaries. Our Board of Directors has delegated to the Compensation Committee administration of the 2009 Plan. The Compensation Committee, as currently constituted, consists of four non-employee directors within the meaning of Section 16b-3 who also are outside directors within the meaning of Section 162(m). As used herein, the term "Plan Administrator"

refers to the Board or duly constituted Committee, whichever is serving as the administrator of the 2009 Plan. Until changed by further action of the Board, that currently means the Compensation Committee of the Board.

Eligibility

General. The Plan provides that our employees, executive officers, directors and consultants are eligble to be granted awards.

Incentive Stock Options. Incentive stock options may be granted under the 2009 Plan only to employees (including executive officers) of S&W and our affiliates. The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options will be 1,250,000 shares of common stock. No incentive stock option may be granted under the 2009 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of S&W or our affiliates, unless the exercise price of such stock option is at least 110% of the fair market value of the stock subject to the stock option on the date of grant and the term of the stock option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined on the date of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2009 Plan and any other equity plans of S&W and our affiliates) may not exceed $100,000. Any excess of such amount will be treated as nonstatutory stock options.

Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units and Other Awards. Nonstatutory stock options, restricted stock, restricted stock units and all other types of equity awards and performance awards authorized under the 2009 Plan may be granted to employees (including executive officers), directors and consultants of S&W and our affiliates.

Individual Limit. No person may be granted stock options or stock appreciation rights under the 2009 Plan covering more than 250,000 shares of common stock during any calendar year. Stockholder approval of this Proposal No. 2 will also constitute approval of the 250,000-share limitation for purposes of Section 162(m) of the Code. This limitation allows us to grant stock options or stock appreciation rights under the 2009 Plan that may be exempt from the $1,000,000 limitation on the income tax deductibility of compensation paid to covered executive officers under Section 162(m) of the Code.

Stock Subject to the 2009 Plan

As of October 19, 2012, no shares of common stock were available for future grants under the 2009 Plan. If this Proposal No. 2 is approved by our stockholders, 500,000 additional shares will be available for future grants under the 2009 Plan. Assuming the stockholders approve this Proposal No. 2, a total of 1,250,000 shares of our common stock will have been reserved for issuance under the 2009 Plan.

The number of shares of common stock available for issuance under the 2009 Plan is currently reduced by one share for each share of common stock issued pursuant to a stock option, stock appreciation right, restricted stock awards, restricted stock unit awards or other awards.

If a stock option or stock appreciation right award expires or otherwise terminates without being fully exercised, if shares subject to a restricted stock award or restricted stock unit award are forfeited to or repurchased by us, or if an equity award is settled in cash, the shares not issued under those awards, or the shares forfeited to or repurchased by us, become available for subsequent issuance under the 2009 Plan. Such returning shares will increase the number of shares available for issuance under the 2009 Plan, if amended, by one share per share returned.

If shares subject to an award granted under the 2009 Plan are not delivered to a participant because:

●	an equity award is exercised through a reduction in the number of shares subject to the equity award (a "net exercise"),
●	the appreciation distribution upon exercise of a stock appreciation right is paid in shares of common stock, or
●	shares are withheld in satisfaction of applicable withholding taxes,

then those shares do not become available for subsequent issuance under the 2009 Plan. If the exercise price of a stock option is satisfied by a participant tendering previously held shares, the tendered shares do not become available for subsequent issuance under the 2009 Plan.

Terms of Stock Options

We may grant stock options under the 2009 Plan pursuant to stock option agreements adopted by our Board of Directors or a duly authorized committee. The following is a description of the permissible terms of stock options under the 2009 Plan. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price. The exercise price of incentive stock options and nonstatutory stock options may not be less than 100% of the fair market value of the stock subject to the stock option on the date of grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value.

Consideration. The stock option exercise price may, at the discretion of the Plan Administrator, be paid in cash or by check, pursuant to a broker-assisted cashless exercise, by delivery of other shares of S&W common stock, pursuant to a net exercise arrangement, or in any other form of legal consideration acceptable to the Plan Administrator.

Vesting. Stock options granted under the 2009 Plan vest, or become exercisable, as determined by the Plan Administrator. Vesting typically occurs during the optionholder's continued service with S&W or an affiliate, whether such service is in the capacity of an employee, director or consultant (collectively referred to as service) and regardless of any change in the capacity of the optionee, or upon achievement of quantitative or qualitative goals determined by the Plan Administrator. Shares covered by different stock options may be subject to different vesting terms.

Term. Under the current 2009 Plan, the maximum term of a stock option is ten years, except that in certain cases (see "Eligibility" above) the maximum term is five years. All options granted to date have had a maximum term of five years.

Termination of Service. Stock options generally terminate three months after termination of a participant's service unless:

●	the stock option agreement by its terms specifically provides otherwise,
●

termination is due to the participant's disability, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the termination of service) at any time within 12 months of termination,

●

the participant dies before the participant's service has terminated, or the participant dies within a specified period after termination of service, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the participant's death) within 12 months of the participant's death by the person or persons to whom the rights to such stock option have passed, or

●	the participant is terminated for cause (as defined under the 2009 Plan), in which case the stock option terminates immediately and will cease to be exercisable (whether vested or unvested).

The stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws. In no event, however, may a stock option be exercised beyond the expiration of its term.

Restrictions on Transfer. A participant generally may not transfer a stock option other than by will, by the laws of descent and distribution, or pursuant to a domestic relations order. During the lifetime of the participant, only the participant may exercise a stock option (except in instances pursuant to a domestic relations order). A participant may also designate a beneficiary who may exercise a stock option following the participant's death.

Terms of Restricted Stock

We may grant restricted stock awards under the 2009 Plan pursuant to restricted stock award agreements adopted by our Board of Directors or a duly authorized committee. Restricted stock awards are shares of our common stock that may be subject to restrictions, such as vesting requirements.

Consideration. The Plan Administrator may grant restricted stock awards in consideration for past or future services rendered to S&W or an affiliate, or any other form of legal consideration acceptable to our Board.

Vesting. Shares of stock acquired under a restricted stock award may, but need not, be subject to a repurchase option in favor of S&W or forfeiture to S&W in accordance with a vesting schedule as determined by the Plan Administrator.

Termination of Service. Upon termination of a participant's service, S&W may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable restricted stock award.

Terms of Restricted Stock Units

We may grant restricted stock unit awards under the 2009 Plan pursuant to restricted stock unit award agreements adopted by our Board of Directors or a duly authorized committee. Restricted stock units represent the value of a fixed number of shares of S&W common stock on the date of grant.

Consideration. The Plan Administrator may grant restricted stock units in consideration for past or future services rendered to S&W or an affiliate, or any other form of legal consideration acceptable to the Plan Administrator.

Vesting. Restricted stock units vest at the rate or on the terms specified in the restricted stock unit award agreement as determined by the Plan Administrator.

Settlement. Restricted stock units may be settled by the delivery of shares of S&W common stock, cash, or any combination as determined by the Plan Administrator. At the time of grant, the Plan Administrator may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the restricted stock unit award after vesting.

Termination of Service. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant's termination of service.

Terms of Stock Appreciation Rights

We may grant stock appreciation rights under the 2009 Plan pursuant to stock appreciation rights agreements adopted by our Board of Directors or a duly authorized committee. A stock appreciation right is a right to receive the excess value over the strike price of a fixed number of shares. Individual stock appreciation right agreements may be more restrictive as to any or all of the permissible terms described below. Each stock appreciation right is denominated in shares of common stock equivalents but may be settled in cash.

Term. The maximum term of stock appreciation rights is ten years.

Strike Price. The strike price of stock appreciation rights may not be less than 100% of the fair market value of the common stock equivalents subject to the stock appreciation rights on the date of grant.

Exercise. Upon exercise of a stock appreciation right, S&W will pay the participant an amount equal to the excess of the aggregate fair market value on the date of exercise of a number of common stock equivalents with respect to which the participant is exercising the stock appreciation right, over the strike price determined by the Plan Administrator on the date of grant. The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of our common stock, or any other form of consideration determined by the Plan Administrator.

Vesting. Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by the Plan Administrator.

Termination of Service. Stock appreciation rights generally terminate three months after termination of a participant's service unless:

●	the stock appreciation rights agreement by its terms specifically provides otherwise,
●

termination is due to the participant's disability, in which case the stock appreciation right may be exercised (to the extent vested at the time of the termination of service) at any time within 12 months of termination,

●

the participant dies before the participant's service has terminated, or within a specified period after termination of service, in which case the stock appreciation right may be exercised (to the extent vested at the time of the participant's death) within 12 months of the participant's death by the person or persons to whom the rights to such stock appreciation right have passed, or

●

the participant is terminated for cause (as defined under the 2009 Plan), in which case the stock appreciation right terminates immediately and will cease to be exercisable (whether vested or unvested).

The term of a stock appreciation right may be extended in the event that exercise following termination of service is prohibited by applicable securities laws. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Terms of Other Stock Awards

The Plan Administrator may grant other equity awards based in whole or in part by reference to the value of our common stock. Subject to the provisions of the 2009 Plan, the Plan Administrator has the authority to determine the persons to whom and the dates on which such other equity awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award and other terms and conditions of such awards. Such awards may be granted either alone or in addition to other equity awards granted under the 2009 Plan. These awards may not have a term in excess of ten years from the date of grant.

Terms of Performance Awards

General. The Board of Directors may grant performance equity awards and performance cash awards that qualify as performance-based compensation that is not subject to the income tax deductibility limitations imposed by Section 162(m) of the Code, if the award is approved by the Compensation Committee and the grant or vesting of the award is tied solely to the attainment of performance goals during a designated performance period.

Performance Goals. To preserve the possibility that the compensation attributable to awards may qualify as performance-based compensation that will not be subject to the $1,000,000 limitation on the income tax deductibility of the compensation paid per covered executive officer imposed under Section 162(m) of the Code, the Compensation Committee has the authority to structure one or more such awards so that stock or cash will be issued or paid pursuant to the award only upon the achievement of certain pre-established performance goals that are based on criteria that have already been approved by our stockholders. Performance goals for awards granted under the 2009 Plan may be based on any one of, or combination of, the following criteria: (a) net sales; (ii) revenue; (iii) revenue growth or product revenue growth; (iv) operating income (before or after taxes); (v) pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); (vi) return on equity; (vii) total shareholder return; (viii) return on assets or net assets; (ix) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; (x) market share; gross profits; (xi) earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); (xii) economic value-added models or equivalent metrics; (xiii) comparisons with various stock market indices; (xiv) reductions in costs; (xv) cash flow or cash flow per share (before or after dividends); (xvi) return on capital (including return on total capital or return on invested capital); (xvii) cash flow return on investment; (xviii) improvement in or attainment of expense levels or working capital levels; (xiv) operating margins, gross margins or cash margin; (xx) year-end cash; (xxi) debt reduction; (xxii) stockholder equity; (xxiii) financing and other capital raising transactions (including sales of the Company's equity or debt securities); (xxiv) factoring transactions; sales or licenses of the Company's assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions; (xxv) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel; and (xxvi) any other measures of performance selected by our Board of Directors.

Performance goals may be set on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to generated business plans, the performance of one or more comparable companies or the performance of one or more relevant indices. Adjustments may be made in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring and/or other nonrecurring charges (including but not limited to the effect of tax or legal settlements); (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude stock-based compensation expense determined under generally accepted accounting principles; (vi) to exclude any other unusual, non-recurring gain or loss or extraordinary item; (vii) to respond to, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (viii) to respond to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (ix) to exclude the dilutive effects of acquisitions or joint ventures; (x) to assume that any business divested by S&W achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (xi) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (xii) to reflect a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code); (xiii) to reflect any partial or complete corporate liquidation; (xiv) to exclude the effect of in-process research and development expenses; and (xv) to exclude the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes.

Annual Limitation. The maximum benefit to be received by a participant in any calendar year attributable to performance equity awards may not exceed 500,000 shares of common stock. The maximum benefit to be received by a participant in any calendar year attributable to performance cash awards granted pursuant to the 2009 Plan may not exceed $2,000,000. Stockholder approval of this Proposal No. 2 will also constitute approval of the foregoing limitations for purposes of Section 162(m) of the Code.

Changes to Capital Structure

In the event any change is made to the outstanding shares of our common stock without receipt of consideration (whether through a stock split, reverse stock split or other changes in the capital structure), appropriate adjustments will be made to the class of securities issuable under the 2009 Plan, the maximum number of securities issuable under the 2009 Plan, the incentive stock option limitation, the maximum award that one person may be granted in a calendar year under the 2009 Plan, and the number, class and price per share under outstanding equity awards under the 2009 Plan.

Corporate Transactions; Changes in Control

Unless otherwise provided in a written agreement between S&W or an affiliate and a participant, or unless otherwise expressly provided by our Board of Directors or a duly authorized committee at the time of grant of an equity award, in the event of significant corporate transactions, outstanding equity awards under the 2009 Plan may be assumed, continued or substituted by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute such equity awards, then:

●

with respect to any such equity awards that are held by individuals then performing services for S&W or our affiliates, the vesting and exercisability provisions of such equity awards will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction and any reacquisition or repurchase rights will lapse (contingent upon the effectiveness of the corporate transaction);

●

all other outstanding equity awards will be terminated if not exercised prior to the effective date of the corporate transaction, except that certain equity awards, such as restricted stock awards, may have their reacquisition or repurchase rights assigned to the surviving or acquiring entity (or its parent company) in the corporate transaction, though if such reacquisition or repurchase rights are not assigned, then such equity awards will become fully vested; and

●

no vested restricted stock unit award will terminate without being settled by delivery of shares of common stock, their cash equivalent or in any other form of consideration, as determined by the Board of Directors, prior to the effectiveness of the corporate transaction.

A significant corporate transaction will be deemed to occur in the event of:

●	a sale of all or substantially all of the consolidated assets of S&W and its subsidiaries;
●	a sale of at least 90% of the outstanding securities of S&W;
●	a merger, consolidation or similar transaction in which S&W is not the surviving corporation, or
●

a merger, consolidation or similar transaction in which S&W is the surviving corporation, but shares of S&W outstanding common stock are converted into other property by virtue of the corporate transaction.

The 2009 Plan provides, at the discretion of our Board of Directors or a duly authorized committee, that the holder of an outstanding equity award that would otherwise terminate if not exercised prior to the corporate transaction may surrender such equity award in exchange for a payment equal to the excess of the value of the property that the holder would have received upon exercise of the equity award immediately prior to the corporate transaction, over the exercise price otherwise payable in connection with the equity award. Additionally, the 2009 Plan provides our Board of Directors or a duly authorized committee with the discretion to grant individual equity awards that vest as to all or any portion of the shares subject to the equity award in connection with a change of control transaction. No such equity awards have been granted by our Board of Directors or the Compensation Committee.

The acceleration of an equity award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of S&W.

Duration, Termination and Amendment

Our Board of Directors may suspend or terminate the 2009 Plan without stockholder approval or ratification at any time. Unless sooner terminated, the 2009 Plan will terminate on October 30, 2019. Our Board may amend or modify the 2009 Plan at any time, subject to any required stockholder approval. To the extent required by applicable law or regulation, stockholder approval will be required for any amendment that:

●	materially increases the number of shares available for issuance under the 2009 Plan;
●	materially expands the class of individuals eligible to receive awards under the 2009 Plan;
●	materially increases the benefits accruing to the participants under the 2009 Plan or materially reduces the price at which shares of common stock may be issued or purchased under the 2009 Plan;
●	materially extends the term of the 2009 Plan; or
●	expands the types of awards available for issuance under the 2009 Plan.

Our Board of Directors also may submit to stockholders any other amendment to the 2009 Plan, including amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to participants and S&W with respect to participation in the 2009 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options. Incentive stock options granted under the 2009 Plan are intended to qualify for the favorable federal income tax treatment accorded "incentive stock options" under the Code. There generally are no federal ordinary income tax consequences to the participant or S&W by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

The difference between the exercise price and fair market value of the incentive stock option shares on the date of exercise is an adjustment to income for purposes of the alternative minimum tax. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the stock option was granted and more than one year after the date the stock option was exercised for those shares, any gain or loss on a disposition of those shares (referred to in this Proxy Statement as a qualifying disposition) will be a long-term capital gain or loss. Upon such a qualifying disposition, S&W will not be entitled to any income tax deduction.

Generally, if the participant disposes of the stock before the expiration of either of those holding periods (referred to in this Proxy Statement as a disqualifying disposition), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year after exercise.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally S&W will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options. No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, S&W will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant. S&W will be required to satisfy certain tax withholding requirements applicable to such income.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year after exercise.

Restricted Stock Awards. Upon receipt of a restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. S&W will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

However, if the shares issued upon the grant of a restricted stock award are unvested and subject to repurchase by S&W in the event of the participant's termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when S&W's repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date the repurchase right lapses, over (b) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of (a) the fair market value of the shares on the date of issuance, over (b) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses. The participant and S&W will be required to satisfy certain tax withholding requirements applicable to such income. S&W will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Upon disposition of the stock acquired upon the receipt of a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Restricted Stock Unit Awards. No taxable income is recognized upon receipt of a restricted stock unit award. The participant will generally recognize ordinary income in the year in which the shares subject to that unit are actually vested and issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The participant and S&W will be required to satisfy certain tax withholding requirements applicable to such income. S&W will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, S&W is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, S&W will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction in the year in which such ordinary income is recognized by the participant.

Potential Limitation on Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to each covered employee exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from S&W, may cause this limitation to be exceeded in any particular year. However, certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation.

Below is a summary of the material conditions under which certain equity awards qualify as performance-based compensation that is exempt from the $1,000,000 deduction limitation in accordance with Section 162(m) of the Code:

●

Stock Options and Stock Appreciation Rights. Compensation paid to covered employees that is attributable to stock options and stock appreciation rights will qualify as performance-based compensation if (a) such awards are granted by a compensation committee or committee of our Board of Directors comprised solely of "outside directors," (b) the 2009 Plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (c) the per-employee limitation is approved by our stockholders, and (d) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant.

●

Restricted Stock Awards, Restricted Stock Unit Awards, Performance Equity Awards and Performance Cash Awards. Compensation paid to covered employees that is attributable to restricted stock awards, restricted stock unit awards, performance equity awards, and performance cash awards will qualify as performance-based compensation, provided that: (a) the award is granted by a compensation committee comprised solely of "outside directors," (b) the award is granted (or vests) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (c) the compensation committee certifies in writing prior to the grant or vesting of the award that the performance goal has been satisfied, and (d) stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

New Plan Benefits

The benefits that will be awarded or paid under the amended 2009 Plan, as amended, are not currently determinable. Awards granted under the 2009 Plan are within the discretion of the Plan Administrator. On October 19, 2012, the closing price of a share of S&W common stock was $8.07.

Vote Required; Recommendation of our Board of Directors

A majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL TO AMEND AND RESTATE THE S&W SEED COMPANY 2009 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected M&K CPAS, PLLC, our independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending June 30, 2013. M&K CPAS, PLLC has audited our consolidated financial statements since our inception in 2009 and also audited the predecessor entities in 2008. As a matter of good corporate governance, we are asking our stockholders to ratify the Audit Committee's selection of M&K CPAS, PLLC as our independent registered public accounting firm for fiscal 2013.

A representative of M&K CPAS, PLLC will be available by telephone during the Annual Meeting. He will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

Ratification of the selection of M&K CPAS, PLLC requires that the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting vote "FOR" this Proposal No. 3. An "Abstention" vote will not be counted as having been cast and therefore, will have no effect on the outcome. Discretionary votes by brokers, banks and related agents on this routine proposal will be counted towards the quorum requirement and will affect the outcome of the vote.

Stockholder ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm is not required by our Bylaws or otherwise. Nevertheless, our Board of Directors is submitting the selection of M&K CPAS, PLLC to our stockholders for ratification. If our stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain M&K CPAS, PLLC. Even if the selection is ratified, the Audit Committee in its discretion may direct the selection of a different independent registered public accounting firm at any time if they determine that such a change would be in the best interests of Synopsys and our stockholders.

Vote Required

A majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF M&K CPAS, PLLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2013.

AUDIT COMMITTEE MATTERS

Fee and Services of Independent Registered Public Accounting Firm

The following table presents fees for professional audit services rendered by M&K CPAS, PLLC for the audit of our annual financial statements and fees billed for all other services rendered by M&K CPAS, PLLC during the following fiscal years.

	Fiscal Year Ended
	June 30, 2012	June 30, 2011
Audit fees	$54,375	$49,800
Audit-related fees (1)	3,000	-
Tax fees (2)	-	8,315

Total fees	$57,375	$58,115

_________

(1) These fees consist of amounts for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under "Audit Fees."
(2) These fees consist of amounts paid for federal, state, local and foreign tax compliance, tax advice and tax planning and related matters.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

Our Audit Committee charter provides that the Audit Committee will approve the fees and other significant compensation to be paid to our independent auditors, and pre-approve all audit services and all non-audit services of independent auditors permitted under applicable law. The charter also provides that the Audit Committee may establish other pre-approval policies and procedures for the engagement of independent auditors to render services to us, including without limitation policies that would allow the delegation of pre-approval authority to one or more members of the Audit Committee, provided that any pre-approval decision is reported to the Audit Committee at its next scheduled meeting. All fees listed above paid to our independent auditors during fiscal 2010 and 2011 were for work performed by the independent auditors' full-time, permanent employees.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of its independent registered public accounting firm and has concluded that it is.

AUDIT COMMITTEE REPORT

The Board of Directors has prepared the following report on its activities with respect to our audited financial statements for the fiscal year ended June 30, 2012.

Our management is responsible for the preparation, presentation and integrity of our financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting practices and policies as well as internal controls and procedures designed to provide reasonable assurance that the Company is in compliance with accounting standards and applicable laws and regulations.

The independent registered public accounting firm is responsible for planning and performing an independent audit of our financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

In connection with the audited consolidated financial statements for the fiscal year ended June 30, 2012, the Audit Committee has:

(1) reviewed and discussed the audited consolidated financial statements with management;

(2) discussed with M&K CPAS, PLLC, our independent registered public accounting firm (the "Auditors"), the matters required to be discussed by the statement on Auditing Standard No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T; and

(3) received the written disclosures and the letter from the Auditors required by applicable requirements of the PCAOB regarding the Auditors' communications with the Audit Committee concerning independence, and has discussed with the Auditors the Auditors' independence.

Based upon these reviews and discussions, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in S&W Seed Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2012 filed with the Securities and Exchange Commission. Our Board has approved this inclusion.

AUDIT COMMITTEE

Michael M. Fleming, Chairman
Michael C. Culhane
Charles B. Seidler

_________

The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Parties

Triangle T

Grover T. Wickersham, our Chairman of the Board, also serves as the Chairman of the Board of Managers and the Chief Financial Officer of Triangle T Partners, LLC ("Triangle T") and is the majority owner. Triangle T is one of our alfalfa seed growers and is also a customer. Mr. Wickersham does not personally receive any portion of the funds paid to Triangle T in any capacity or for any of the transactions described below.

For the year ended June 30, 2012, we purchased alfalfa seed from Triangle T for which we paid $1,430,984. We entered into agreements with Triangle T to plant 893 acres of various alfalfa seed varieties as part of our calendar 2011 production for which we paid Triangle T the same price we agreed to pay our other growers pursuant to annual contracts.

As one of our customers, Triangle T purchased certified alfalfa seed from us to plant alfalfa at Triangle T Ranch for the production of alfalfa hay and to grow alfalfa seed for us. We sold certified alfalfa seed to Triangle T under the same commercial terms and conditions as other alfalfa seed customers. We also generated revenue from selling milling services to Triangle T under the same commercial terms and conditions as other milling customers. We sold $139,289 of certified alfalfa seed and milling services to Triangle T during the year ended June 30, 2012.

Triangle T also worked with us on our stevia cultivation program, and we have planted stevia plantings on Triangle T Ranch. We incurred $116,129 of charges from Triangle T during the year ended June 30, 2012 for its services and costs in connection with the stevia cultivation program including $3,420 in monthly rent charges for the use of the 114 acre main plot being used for commercial stevia production.

In July 2011, we purchased 20 bee trailers from Triangle T for a total price of $85,000. In December 2011, we purchased 38 additional bee trailers from Triangle T for a total price of $76,000.

In November 2011, we entered into a one-year Agricultural Sub-Sublease Agreement with Triangle T Partners under the terms of which we agreed to sublease approximately 1,400 acres of Triangle T Ranch for seed alfalfa production and approximately 1,000 acres for the planting of other crops (collectively, the "leased property"), which property is now owned by John Hancock Life Insurance Company (U.S.A.) ("John Hancock"). John Hancock purchased the property known as Triangle T Ranch from Triangle T Partners in 2009, and the parties entered into an Agricultural Sublease in connection with that purchase transaction. We now are subleasing a portion of the subleased farmland.

The sub-sublease provided for a lump sum payment of $352,000 in exchange for the right to farm the leased property through November 15, 2012. Although the sub-sublease is between the Company and Triangle T Partners, payment was made directly to John Hancock, with Triangle T receiving no payment as the lessor. In addition to the annual rent payment, we paid for all farming operations and were responsible for keeping, maintaining and repairing all parts of the lease property, including buildings, roads, pumping drainage and irrigation systems, equipment, as well as paying the costs of insurance, utilities, assessments and other costs incidental to the farming and maintenance of the subleased property. We are entitled to all income and proceeds from the farming operations on the leased property, including but not limited to income and proceeds from all crops, crop insurance, government payments and subsidies. We used the services of TTP employees and TTP equipment in connection with farming the leased property and incurred $636,066 of charges from Triangle T Partners for its services and costs in connection with farming operations during the year ended June 30, 2012.

Imperial Valley Milling

Glen D. Bornt, who has agreed to join our board if elected by the stockholders at the Annual Meeting, is the founder and President of Imperial Valley Milling Co. ("IVM"). He is its majority shareholder and a member of its Board of Directors. IVM contracts with alfalfa seed growers in California's Imperial Valley and delivers its growers' seed to us, for which we pay the contracted price. We conducted a significant amount of business with IVM in the fiscal year ended June 30, 2012. However, those transactions predated Mr. Bornt's election to the Board. We expect to continue to continue to work with IVM in fiscal 2013 and in future years. In December 2012, we will pay IVM approximately $75,000 for alfalfa seed delivered to us during the summer and fall of calendar 2012 pursuant to existing contracts.

In October 2012, IVM entered into a 15-year Supply Agreement with Imperial Valley Seeds, Inc., which agreement we assumed when we purchased the assets of IVS in October 2012. Under the terms of the Supply Agreement, IVM's entire certified and uncertified alfalfa seed production will be offered and sold to us, and we will have the exclusive option to purchase all or any portion of IVM's seed production. We will sell IVM's output from any and all sources in quantities and at prices provided in the Supply Agreement. The amount of this transaction or series of transactions that may be payable in the current fiscal year is not yet determinable.

Policies and Procedures

Our Audit Committee is responsible for reviewing and approving, in advance, all related party transactions. Related parties include any of our directors or executive officers, certain of our stockholders and their immediate family members. This obligation is set forth in writing in the Audit Committee charter. A copy of the Audit Committee charter is available on our website at http://www.swseedco.com in the Investors section under "Corporate Governance." To identify related party transactions, each year, we submit and require our directors and officers to complete Director and Officer Questionnaires identifying any transactions with us in which the executive officer or director or their family members have an interest. We review related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual's private interest interferes, or appears to interfere, with our interests.

In addition, our Nominating and Corporate Governance Committee Charter determines, on an annual basis, which members of our Board meet the definition of independent director as defined in Rule 4200 of the NASDAQ Marketplace Rules. This obligation is set forth in writing in the Nominating and Corporate Governance charter. A copy of the Nominating and Corporate Governance charter is available on our website at http://www.swseedco.com in the Investors section under "Corporate Governance." Our Nominating and Corporate Governance Committee reviews and discusses any relationships with directors that would potentially interfere with their exercise of independent judgment in carrying out the responsibilities of a director.

Finally, our Code of Conduct and Ethics establishes the corporate standards of behavior for all our employees, officers, and directors and sets our expectations of contractors and agents. The Code of Conduct and Ethics is available on our website at http://www.swseedco.com in the Investors section under "Corporate Governance." Our Code of Conduct and Ethics requires any person who becomes aware of any departure from the standards in our Code of Conduct and Ethics to report his or her knowledge promptly to a supervisor or to the Chairman of the Audit Committee.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be "householding" our proxy materials. Proxy Materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate set of Proxy Materials, please notify your broker, direct your written request to Secretary, S&W Seed Company, 25552 South Butte Avenue, Five Points, CA 93624 or contact Transfer Online, Inc. at (503) 227-2950. Stockholders who currently receive multiple copies of the Proxy Materials at their address and would like to request "householding" of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

Our Board, at the time of the preparation of this proxy statement, knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named on the accompanying proxy to vote on such matters in accordance with their best judgment.

APPENDIX A

S&W SEED COMPANY
AMENDED AND RESTATED
2009 EQUITY INCENTIVE PLAN

S&W Seed Company (the "Company"), a Nevada corporation, hereby adopts the following Amended and Restated 2009 Equity Incentive Plan (the "Plan"). The 2009 Equity Incentive Plan was originally adopted by the Company's Board of Directors in October 2009 and by its stockholders in February 2010. This Amendment and Restatement was adopted by the Board in October 2012 and is subject to stockholder approval.

1. PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company's success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2. DEFINITIONS

2.1. "Affiliate" shall mean (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Board shall have the authority to determine (i) the time or times at which the ownership tests are applied, and (ii) whether "Affiliate" includes entities other than corporations within the foregoing definition.

2.2. "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.3. "Award Agreement" shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.4. "Board" shall mean the board of directors of the Company.

2.5. "Cause" shall mean with respect to a Participant, the occurrence of any of the following: (i) the Participant commits an act of dishonesty in connection with the Participant's responsibilities as an Employee or Consultant; (ii) the Participant commits a felony or any act of moral turpitude; (iii) the Participant commits any willful or grossly negligent act that constitutes gross misconduct and/or injures, or is reasonably likely to injure, the Company or any Affiliate; or (iv) the Participant willfully and materially violates (A) any written policies or procedures of the Company or any Affiliate, or (B) the Participant's obligations to the Company or any Affiliate. The determination that a termination is for Cause shall be made by the Company in its sole discretion. Any determination by the Company that the

Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

2.6. "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a) Any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (i) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (ii) solely because the level of ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(b) There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (i) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (ii) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(c) The stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(d) There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(e) Individuals who, on the date this Plan is adopted by the Board, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing, to the extent that the Company determines that any of the payments or benefits under this Plan that are payable in connection with a Change in Control constitute deferred compensation under Section 409A that may only be paid on a transaction that meets the standard of Treasury Regulation Section 1.409A-3(a)(5), the foregoing definition of Change in Control shall apply only to the extent the transaction also meets the definition used for purposes of Treasury Regulation Section 1.409A-3(a)(5), that is, as defined under Treasury Regulation Section 1.409A-3(i)(5).

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

2.7. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.8. "Committee" shall mean a committee consisting of members of the Board to whom authority has been delegated by the Board in accordance with Section 4.2(c). Initially, and until further action by the Board, "Committee" shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) an "independent director" for purpose of the rules of the applicable stock market or exchange on which the Shares are quoted or traded, to the extent required by such rules. The Board may designate one or more Directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee.

2.9. "Consultant" shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company's securities.

2.10. "Continuous Service" shall mean that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate from a Consultant to Employee shall not terminate a Participant's Continuous Service. Furthermore, a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, shall not terminate a Participant's Continuous Service. However, if the corporation for which a Participant is rendering service ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant's Continuous Service shall be considered to have terminated on the date such corporation ceases to qualify as an Affiliate. A leave of absence shall be treated as Continuous Service for purposes of vesting in an Award to such extent as may be provided in the Company's leave of absence policy or in the written terms of the Participant's leave of absence.

2.11. "Corporate Transaction" shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(b) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(c) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(d) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

2.12. "Covered Employee" shall mean an employee of the Company or its Subsidiaries who is a "covered employee" within the meaning of Section 162(m) of the Code.

2.13. "Director" shall mean a non-employee member of the Board.

2.14. "Disability" shall mean with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

2.15. "Dividend Equivalents" shall have the meaning set forth in Section 12.4.

2.16. "Employee" shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.17. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

2.18. "Exchange Act Person" shall mean any natural person, entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that "Exchange Act Person" shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of the Plan as set forth in Section 13, is the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

2.19. "Fair Market Value" shall mean, with respect to Shares as of any date, (i) the closing sale price of the Shares reported as having occurred on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are not listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

2.20. "Incentive Stock Option" shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.21. "Non-Employee Director" shall mean a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

2.22. "Option" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Board shall determine.

2.23. "Other Share-Based Award" shall have the meaning set forth in Section 8.1.

2.24. "Outside Director" shall mean a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an "affiliated corporation," and does not receive remuneration from the Company or an "affiliated corporation," either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

2.25. "Participant" shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.26. "Payee" shall have the meaning set forth in Section 13.2.

2.27. "Performance Award" shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

2.28. "Performance Cash" shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.29. "Performance Criteria" shall mean one or more of the criteria specified in Section 10.2 and selected by the Board for purposes of establishing the Performance Goals for a Performance Period.

2.30. "Performance Goals" shall mean, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be set on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to internally generated business plans, approved by the Board, the performance of one or more comparable companies or the performance of one or more relevant indices. To the extent consistent with Section 162(m) of the Code and the regulations thereunder, the Board is authorized to make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges (including but not limited to the effect of tax or legal settlements); (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude stock-based compensation expense determined under generally accepted accounting principles; (vi) to exclude any other unusual, non-recurring gain or loss or extraordinary item; (vii) to respond to, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (viii) to respond to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (ix) to exclude the dilutive effects of acquisitions or joint ventures; (x) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (xi) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (xii) to reflect a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code); (xiii) to reflect any partial or complete corporate liquidation; (xiv) to exclude the effect of in-process research and development expenses; and (xv) to exclude the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes. The Board also retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

2.31. "Performance Period" shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

2.32. "Performance Share" shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value will be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.33. "Performance Unit" shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value will be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.34. "Permitted Assignee" shall have the meaning set forth in Section 12.2.

2.35. "Restricted Stock" shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.36. "Restricted Stock Award" shall have the meaning set forth in Section 7.1.

2.37. "Restricted Stock Unit" means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Board shall determine, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Board may deem appropriate.

2.38. "Restricted Stock Unit Award" shall have the meaning set forth in Section 7.1

2.39. "Shares" shall mean the shares of common stock of the Company, par value $0.001 per share.

2.40. "Stock Appreciation Right" shall mean the right granted to a Participant pursuant to Article 6.

2.41. "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.42. Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.43. "Vesting Period" shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3. SHARES SUBJECT TO THE PLAN

3.1. Number of Shares.

(a) Subject to adjustment as provided in Section 11.1, the number of shares of Common Stock issued or transferred and covered by outstanding awards granted under this Plan shall not in the aggregate exceed 1,250,000 shares of Common Stock, which may be Common Stock of original issuance or Common Stock held in treasury, or a combination thereof. Subject to the provisions of Section 11.1 regarding adjustments in the event of stock splits, reverse stock splits and other recapitalization events, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be 1,250,000. The Company shall at all times during the term of the Plan, and while any Stock Awards are outstanding, retain as authorized and unissued Common Stock or as treasury Common Stock, at least the number of shares of Common Stock required under the provisions of this Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

(b) If any Shares subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of Shares, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award (including on payment in Shares on exercise of a Stock Appreciation Right), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the Plan.

(c) In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall be available for issuance under the Plan.

(d) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable limitations for grant to a Participant under Section 10.4, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in paragraph (b) or (c) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or cmbination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(e) The Board may grant Incentive Stock Options to any employee of the Company or any present or future Parent or Subsidiary as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

3.2. Source of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4. ELIGIBILITY AND ADMINISTRATION

4.1. Eligibility. Any Employee, Director or Consultant shall be eligible to be selected as a Participant. The Board may grant Substitute Awards to holders of equity awards issued by a company acquired by the Company or with which the Company combines.

4.2. Administration.

(a) The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 3(c).

(b) The Board or authorized Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors or Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v)

determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(c) The Board may delegate all or a portion of the administration of the Plan to a Committee, as follows:

(i) The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board or the Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, re-vest in the Board some or all of the powers previously delegated.

(ii) In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act. In addition, the Board in its sole discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of two or more members of the Board who need not be Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(iii) Until further action is taken by the Board, the full powers and administration of the Plan are hereby delegated to the Compensation Committee of the Board, which shall be constituted to comply with the membership requirements of Section 16b-3 of the Exchange Act and Section 162(m) of the Code.

(d) The Board or Committee may delegate to one or more officers of the Company the authority to do one or both of the following (i) designate Employees of the Company or any of its Subsidiaries to be recipients of Options, Stock Appreciation Rights and, to the extent permitted by applicable law, other Awards and, to the extent permitted by applicable law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Options granted by such Officer. Any such Stock Awards granted by Officers will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary in this Section 4.2(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 2.19 above.

(e) All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f) Neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Awards under the Plan, or (ii) cancel and re-grant any outstanding Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event, provided, however, that this provision shall not prevent cancellations of Awards upon expiration or termination of such Awards and the return of the underlying shares of Common Stock to the Plan for future issuance pursuant to Section 3.1(b) hereof.

(g) In connection with the Company's desire to comply as broadly as possible with Section 162(m) of the Code, and subject to adjustment in the event of stock splits, reverse stock splits and other events of recapitalization as provided in Section 11.1 hereof, no individual Participant shall be eligible to be granted Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value of the Common Stock on the date of grant covering more than 250,000 shares of Common Stock in any calendar year.

5. OPTIONS

5.1. Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall deem desirable. Options may be designated as Incentive Stock Options, as determined by the Board.

5.2. Award Agreements. All Options shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3. Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share Shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 11.1 and other than in connection with the grant of a Substitute Award, the Committee shall not without the approval of the Company's stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, and (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, if any.

5.4. Option Term. The term of each Option shall be fixed by the Board in its sole discretion; provided that no Option shall be exercisable after the expiration of 10 years from the date the Option is granted, except in the event of death or disability (other than with respect to an Incentive Stock Option); provided, however, that the term of the Option shall not exceed five years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary.

5.5. Exercise of Options.

(a) Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee (as defined in Section 12.2) thereof (or by the Participant's executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and in compliance with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time

(b) Full payment of the exercise price of an Option shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (iii) by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing, as may be provided in the Award Agreement. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.

5.6. Excess Grant over Incentive Stock Option Limit. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

5.7. Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(a) An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(b) Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(c) Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. In the absence of such a designation, the executor or administrator of the Optionholder's estate shall be entitled to exercise the Option. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

5.8. Termination of Continuous Service Generally. In the event that an Optionholder's Continuous Service terminates (other than for Cause or upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

5.9. Extension of Exercise Period. An Optionholder's Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three months after the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement) during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

5.10. Termination Due to Disability. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

5.11. Termination Due to Death. In the event that (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death, but only within the period ending on the earlier of (i) the date 12 months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

5.12. Termination for Cause. In the event that an Optionholder's Continuous Service is terminated for Cause, the Option shall terminate immediately and cease to remain outstanding and the Option shall cease to be exercisable with respect to any shares of Common Stock (whether vested or unvested) at the time of such termination.

6. STOCK APPRECIATION RIGHTS

6.1. Grant and Exercise. The Committee may provide Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 11.1, shall not be less than the Fair Market Value of one Share on such date of grant of the Stock Appreciation Right.

(b) The Committee shall determine in its sole discretion whether payment of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

(c) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d) The Committee may impose such other conditions or restrictions on the terms of exercise and the grant price of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall have (i) a grant price not less than 100% of the Fair Market Value of one Share on the date of grant (subject to the requirements of Section 409A of the Code with respect to a Stock Appreciation Right granted in tandem with, but subsequent to, an Option), and (ii) a term not greater than 10 years except in the event of death or disability (other than with respect to a Stock Appreciation Right granted in tandem with an Incentive Stock Option).

(e) An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable) and neither the Stock Appreciation Right nor the Option has expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.

(f) Without the approval of the Company's stockholders, other than pursuant to Section 11.1 and other than in connection with the grant of a Substitute Award, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, and (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

(g) In the event that a Participant's Continuous Service terminates (other than for Cause or upon the Participant's death or Disability), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(h) A Participant's Stock Appreciation Right Agreement may provide that if the exercise of the Stock Appreciation Right following the termination of the Participant's Continuous Service (other than upon the Participant's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Stock Appreciation Right shall terminate on the earlier of (i) the expiration of a period of three months after the termination of the Participant's Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement) during which the exercise of the Stock Appreciation Right would not be in violation of such registration requirements, or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement.

(i) In the event that a Participant's Continuous Service terminates as a result of the Participant's Disability, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(j) In the event that (i) a Participant's Continuous Service terminates as a result of the Participant's death, or (ii) the Participant dies within the period (if any) specified in the Stock Appreciation Right Agreement after the termination of the Participant's Continuous Service for a reason other than death, then the Stock Appreciation Right may be exercised (to the extent the Participant was entitled to exercise such Stock Appreciation Right as of the date of death) by the Participant's estate, by a person who acquired the right to exercise the Stock Appreciation Right by bequest or inheritance or by a person designated to exercise the Stock Appreciation Right upon the Participant's death, but only within the period ending on the earlier of (i) the date 12 months following the date of death (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of such Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after the Participant's death, the Stock Appreciation Right is not exercised within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(k) In the event that a Participant's Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate immediately and cease to remain outstanding and the Stock Appreciation Right shall cease to be exercisable with respect to any shares of Common Stock (whether vested or unvested) at the time of such termination.

7. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1. Grants. Awards of Restricted Stock and of Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a "Restricted Stock Award" or "Restricted Stock Unit Award" respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2. Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3. Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted Stock Unit Award shall not possess voting rights with respect to such Award. Except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. The Committee may provide in an Award Agreement that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to 83(b) of the Code with respect to an Award of Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company.

7.4. Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

7.5. Transferability. Rights to acquire shares of Common Stock under the Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Award Agreement remains subject to the terms of the Award Agreement.

7.6. Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement, such portion of the Award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

8. OTHER SHARE-BASED AWARDS

8.1. Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property ("Other Share-Based Awards"), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.

8.2. Award Agreements. The terms of Other Share-Based Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant.

8.3. Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9. PERFORMANCE AWARDS

9.1. Grants. Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.

9.2. Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3. Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4. Payment. Except as provided in Section 11.1 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10. CODE SECTION 162(m) PROVISIONS

10.1. Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2. Performance Criteria.

(a) If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following, or such other performance criteria as may be later determined by the Committee: (i) net sales; (ii) revenue; (iii) revenue growth or product revenue growth; (iv) operating income (before or after taxes); (v) pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); (vi) return on equity; (vii) total shareholder return; (viii) return on assets or net assets; (ix) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; (x) market share; gross profits; (xi) earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); (xii) economic value-added models or equivalent metrics; (xiii) comparisons with various stock market indices; (xiv) reductions in costs; (xv) cash flow or cash flow per share (before or after dividends); (xvi) return on capital (including return on total capital or return on invested capital); (xvii) cash flow return on investment; (xviii) improvement in or attainment of expense levels or working capital levels; (xiv) operating margins, gross margins or cash margin; (xx) year-end cash; (xxi) debt reduction; (xxii) stockholder equity; (xxiii) financing and other capital raising transactions (including sales of the Company's equity or debt securities); (xxiv) factoring transactions; sales or licenses of the Company's assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions; and (xxv) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel.

(b) Such performance goals also may be based solely by reference to the Company's performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.

(c) The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructuring and/or other nonrecurring charges (including but not limited to the effect of tax or legal settlements); (ii) exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) stock-based compensation expense determined under generally accepted accounting principles; (vi) any other unusual, non-recurring gain or loss or extraordinary item; (vii) a response to, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (viii) a response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (ix) the dilutive effects of acquisitions or joint ventures; (x) the assumption that any business divested by S&W achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (xi) the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (xii) the reflection of a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code); (xiii) the reflection of any partial or complete corporate liquidation; (xiv) the effect of in-process research and development expenses; and (xv) the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes.

(d) Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

10.3. Adjustments. Notwithstanding any provision of the Plan, with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Article 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.4. Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article 10 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code. In no event shall the number of Shares that are subject to performance-based vesting conditions and which are granted to any Participant in a single calendar year exceed 250,000 Shares, subject to adjustment in accordance with Section 11.1.

11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS

11.1. Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the effective date of the Plan set forth in Section 13 without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a "Capitalization Adjustment")), the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3.1(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3.1(a), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 4.2(g) and 10.4, and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.

11.2. Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company's right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company's repurchase option or subject to the forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

11.3. Corporate Transaction. The following provisions shall apply to Awards in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any

Affiliate and the holder of the Award or unless otherwise expressly provided by the Board at the time of grant of a Award:

(a) In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar stock awards for Awards outstanding under the Plan (including, but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor's parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 4.2(b).

(b) In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the "Current Participants"), the vesting of such Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction). No vested Restricted Stock Unit Award shall terminate pursuant to this Section 11.3(b) without being settled by delivery of shares of Common Stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the Board, prior to the effective time of the Corporate Transaction.

(c) In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Awards (and, if applicable, the time at which such Award may be exercised) shall not be accelerated and such Awards (other than a Award consisting of vested and outstanding shares of Common Stock not subject to the Company's right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction. No vested Restricted Stock Unit Award shall terminate pursuant to this Section 11.3(c) without being settled by delivery of shares of Common Stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the Board, prior to the effective time of the Corporate Transaction.

(d) Notwithstanding the foregoing, in the event a Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Award would have received upon the exercise of the Award immediately prior to the effective time of the Corporate Transaction, over (ii) any exercise price payable by such holder in connection with such exercise.

11.4. Change in Control. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant. An Award may vest as to all or any portion of the shares subject to the Award (i) immediately upon the occurrence of a Change in Control, whether or not such Award is assumed, continued, or substituted by a surviving or acquiring entity in the Change in Control, or (ii) in the event a Participant's Continuous Service is terminated, actually or constructively, within a designated period following the occurrence of a Change in Control. In the absence of such provisions, no such acceleration shall occur.

12. GENERALLY APPLICABLE PROVISIONS

12.1. Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal securities market on which the Shares are traded; provided that the Board may not, without the approval of the Company's stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 11.1), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3 or Section 6.2(e), (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (f) increase the limitations set forth in Sections 3.1(a), 4.2(g) or 10.4. No amendments to, or termination of, the Plan shall impair the rights of a Participant under any Award previously granted without such Participant's consent.

12.2. Transferability of Awards. Except as provided elsewhere herein, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant's guardian or legal representative. To the extent and under such terms and conditions as determined by the Board, a Participant may assign or transfer an Award (each transferee thereof, a "Permitted Assignee") to (i) the Participant's spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), or (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or stockholders; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company's transfer agent in effectuating any transfer permitted under this Section.

12.3. Termination of Employment. The Board shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant's employment or services will be determined by the Board, which determination will be final.

12.4. Deferral; Dividend Equivalents. The Board shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award may, if so determined by the Board, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends in amounts equivalent to cash, stock or other property dividends on Shares ("Dividend Equivalents") with respect to the number of Shares covered by the Award, as determined by the Board, in its sole discretion. The Board may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.

13. MISCELLANEOUS

13.1. Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Board and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Board and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Board may provide; in each case and if required by the Board, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Board may require. The Board may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Board consistent with the provisions of the Plan.

13.2. Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a "Payee") net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant's minimum required tax withholding rate or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

13.3. Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason. Except as specifically provided by the Board, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors Consultants or Participants under the Plan.

13.4. Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Board deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5. Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non- solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary (including conduct contributing to any financial restatements or financial irregularities), as determined by the Board in its sole discretion. The Board may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

13.6. Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.7. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Board.

13.8. Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9. Unfunded Status of the Plan. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.10. Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees, Directors or Consultants providing services in the United States as may, in the judgment of the Board, be necessary or desirable in order to recognize differences in local law or tax policy. The Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

13.11. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.12. Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, other employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Board's approval) arising out of any act or omission to act concerning this Plan unless arising out of such person's own fraud or bad faith.

13.13. Retroactive Effect. To the extent permitted by law, all of the provisions of this Amended and Restated Plan shall be made retroactive to all Awards granted prior to the date of the amendment and restatement.

13.14. Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

13.15. Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

13.16. Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities laws.

13.17. Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement or the written terms of a Performance Cash Award, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with a Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award agreement.

13.18. Electronic Delivery. Any reference herein to a "written" agreement or document shall include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company's intranet.

13.19. Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant's termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

13.20. Non-Exempt Employees. No Award granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant's death or Disability, (ii) upon a Corporate Transaction in which such Award is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant's retirement (as such term may be defined in the Participant's Stock Award agreement or another applicable agreement or in accordance with the Company's then current employment policies and guidelines), any vested Awards may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of a Award will be exempt from his or her regular rate of pay.

13.21. No Obligation to Notify or Minimize Taxes; Company may Pay Individual Tax Liability. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Award to the holder of such Stock Award. The foregoing notwithstanding, in the sole discretion of the Plan Administrator, the Company may, but is under no obligation to, agree to pay all or a portion of the individual tax liability of one or more Plan Participants whose awards do not satisfy the conditions for exemption under Code section 409A.

13.22. Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or the written terms of a Performance Cash Award as a result of a clerical error in the papering of the Award agreement, the corporate records will control.

13.23. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Nevada, without reference to principles of conflict of laws, and construed accordingly.

13.24. Effective Date of Plan; Termination of Plan. The Plan originally became effective on the date of the adoption of the Plan by the Board, which was October 30, 2009. The amendment and restatement of the Plan became effective on October 22, 2012, subject to receipt of stockholder approval within 12 months thereafter. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan (October 30, 2019), on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.25. Construction. As used in the Plan, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

13.26. Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

13.27. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

S&W SEED COMPANY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 8, 2012

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Mark S. Grewal and Matthew K. Szot, and either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of S&W Seed Company that the stockholder(s) would be entitled to vote on all matters that may come before the Annual Meeting of Stockholders to be held at the Silver Legacy Resort Hotel, Reno, Nevada at 1:00 p.m. Pacific Time on December 8, 2012, or at any adjournments or postponements thereof. The proxies shall vote subject to the directions indicated on the reverse side of this card, and the proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified.

Please complete, sign, date and mail this proxy form in the accompanying envelope, even if you intend to be present at the meeting. You may also grant your Proxy via the Internet by following the instructions below.

VOTE BY INTERNET
 It is fast, convenient, and your vote is immediately confirmed and posted.

Proxy ID: ____________________	Security Code: ____________________

Instructions for voting electronically:

1. Read the accompanying Proxy Statement and Proxy Card
2. Go to www.transferonline.com/proxy
3 Enter your Proxy Code and Security Code
4. Press Submit
5. Make your selections
6. Press Submit

(Continued and to be signed and dated on the reverse side)

YOUR VOTE IS IMPORTANT

The Board of Directors recommends a vote FOR the nominees listed below and FOR Proposal Nos. 2 and 3.

Please mark your votes as in this example: ☒

1.             Election of Directors.

Glen D. Bornt	Michael M. Nordstrom
Michael C. Culhane	Charles B. Seidler
Michael M. Fleming	Grover T. Wickersham
Mark S. Grewal

☐            FOR the nominees listed above.

☐            FOR the nominees listed above EXCEPT: ________________________________

☐            WITHHOLD AUTHORITY to vote for all nominees listed above.

2.             Approval of the amendment and restatement of the S&W Seed Company 2009 Equity Incentive Plan.

☐ FOR	☐AGAINST	☐ABSTAIN

3.             Ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2013.

☐ FOR	☐AGAINST	☐ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED
OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Signature	Date:
Print Name:

Signature, if Jointly Held	Date:
Print Name:

Please sign exactly as your name(s) appear on Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Address Change? Mark box, sign and indicate changes below:       ☐